UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment     )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐
Check the appropriate box: ☐ Preliminary Proxy Statement ☑ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material under § 240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
GLOBAL GEOPHYSICAL SERVICES, INC. (Name of Registrant as Specified In Its Charter)
_____________________________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2012

You are cordially invited to attend the 2012 ANNUAL MEETING OF STOCKHOLDERS (“Annual Meeting”) of GLOBAL GEOPHYSICAL SERVICES, INC. (“Global,” “Company,” “GGS,” “we,” “us,” or “our”) as follows:

Date:	Wednesday, May 30, 2012
Time:	1:00 p.m. CST
Place:	13927 S. Gessner Rd., Missouri City, Texas 77489

At the Annual Meeting, the Board of Directors will ask stockholders to:

1.	Elect the following three directors: Richard A. Degner, Michael C. Forrest, and Michael S. Bahorich.
2.	Approve, on an advisory basis, the compensation of our named executive officers.
3.	Approve the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan.
4.	Ratify the appointment of UHY, LLP as our independent registered certified public accounting firm for the 2012 fiscal year.
5.	Consider any other business that is properly presented at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” all the proposals above.

The Record Date for the Annual Meeting is April 16, 2012. Only stockholders of record as of the close of business on that date are entitled to receive notice of, to attend, and to vote at the Annual Meeting, or any adjournment or postponement that may take place.

If your shares are directly held in your name as a stockholder of record, an admission ticket to the Annual Meeting is attached to your proxy card. If your shares are registered in the name of a broker, bank, trustee or other nominee and you plan to attend the Annual Meeting, bring your statement of account showing evidence of ownership as of the Record Date. All stockholders who plan to attend the Annual Meeting must present a government-issued photo identification card, such as a driver’s license or passport.

YOUR VOTE IS IMPORTANT. You may vote (1) in person at the Annual Meeting, (2) by completing and mailing the enclosed proxy card, (3) via Internet, or (4) by telephone. Instructions are on your proxy card or on the voting instruction card provided by your broker. Please note that your broker cannot vote for Proposals No. 1, No. 2 and No. 3 without your instructions.
April 25, 2012	By order of the Board of Directors, Christopher P. Graham Senior Vice President, Secretary and General Counsel

IMPORTANT NOTICE regarding the availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the Company’s Annual Report on Form 10-K are also available at
www.edocumentview.com/GGS or on our website at http://ir.globalgeophysical.com/annual-proxy.cfm

PROXY STATEMENT

Information Concerning Proxy Solicitation and Voting

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of the Company (“Board”) of the proxies to be voted at the 2012 Annual Meeting of Stockholders to be held on May 30, 2012, commencing at 1:00 p.m. CST, at the Company’s headquarters located at 13927 S. Gessner Rd., Missouri City, Texas 77489, and any adjournment or postponement of such meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the Securities and Exchange Commission (“SEC”) regulations require that we make available to you when we ask you to vote your shares at the Annual Meeting.

What is a Proxy?

A proxy is a document, also referred to as a “proxy card,” on which you authorize someone else to vote for you in the way that you want to vote (“Proxy”). You may also choose to abstain from voting. Our Board is soliciting proxies from stockholders who wish to vote at the Annual Meeting. By using a Proxy, you can vote even if you do not attend the Annual Meeting. This Proxy Statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

What is included in the proxy materials?

The materials include:
•	Notice of the 2012 Annual Meeting of Stockholders (“Notice”);
•	The Proxy Statement;
•	The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 22, 2012 (“Annual Report” or “2011 Annual Report”); and
•	The proxy card.

The Company has delivered printed versions of all these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting.

Who is entitled to vote? What is the Record Date?

Only stockholders of record at the close of business on April 16, 2012 (“Record Date”) are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share outstanding in his or her name on the books of the Company at the close of business on the Record Date. As of April 16, 2012, there were 37,092,704 shares of GGS common stock outstanding and entitled to vote.

Shares cannot be voted at the Annual Meeting unless the owner of record is present in person or is represented by a Proxy.

What is the difference between a stockholder of record and a beneficial “street name” holder?

A “stockholder of record” is a person or entity that held shares on the Record Date registered in his/her/its name on the records of Computershare Trust Company, N.A., Global’s transfer agent (“Computershare” or “Transfer Agent”). Persons or entities which held shares on the Record Date through a broker, bank, trustee or other nominee are considered “beneficial owners”. This is often called ownership in “street name,” since your name does not appear anywhere in our records. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares using the method described under “How do I vote?” below.

How do I vote?

If you held your shares in your own name as stockholder of record, you may vote (1) in person at the Annual Meeting, (2) by completing and mailing the enclosed proxy card, (3) via Internet, or (4) by telephone.

•	To vote by mail, sign and date each proxy card that you received and return it in the enclosed prepaid envelope. Proxies will be voted as you specify on each proxy card.
•	To vote by telephone or through the Internet, follow the instructions attached to your proxy card.

By completing, signing and returning the proxy card or voting by telephone or through the Internet, your shares will be voted as you direct. Please refer to the proxy card for instructions. If you sign and return your proxy card, but do not specify how you wish to vote, your shares will be voted as the Board recommends.

If you held your shares through a broker, bank, trustee, or nominee they will be voted as you instruct on the voting instruction card provided by these organizations. Your broker, bank, trustee or other nominee should have enclosed, or should provide, a voting instruction card for you to use in directing them how to vote your shares. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board. If you do not provide timely instructions as to how your shares are to be voted, your broker, bank, trustee, or other nominee will have the authority to vote the shares only on “routine” matters (see the “What are abstentions and broker non-votes and how do they affect voting?” section of this Proxy Statement for further information). Being a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your Proxy or voting instructions as described in the Proxy Statement so that your vote will be counted if you later decide not to attend the meeting.

We know of no matters other than those listed in the Notice and in the Proxy Statement which are likely to be brought up for a vote at the Annual Meeting. However, if any other matters should properly come up for consideration before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the Proxy will vote all proxies given to them, in accordance with the recommendation of the Board. Adjournments of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the stockholders of common stock representing a majority of the votes present in person or by Proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement at the Annual Meeting.

Can I change my vote after I have voted?

If you held your shares in your own name as stockholder of record, any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. If you wish to change your vote by mail, you may do so by requesting a new proxy card in writing at 13927 S. Gessner Rd., Missouri City, TX 77489, Attn. Adriana Mateescu, by phone at 713-808-7335, or by email at adriana.mateescu@globalgeophysical.com. Stockholders of record may also change their vote by voting in person at the Annual Meeting.

If you held your shares in street name, you should contact your brokerage firm, bank or other nominee to receive instructions on changing your vote. Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your Proxy is voted at the Annual Meeting.

The last vote received prior to the Annual Meeting will be the one counted.

What are “abstentions” and “broker non-votes” and how do they affect voting?

Abstentions. If you specify on your proxy card that you wish to “abstain” from voting on an item, your shares will not be voted on that particular item. Abstentions are counted toward establishing a quorum but not toward determining the outcome of the proposal to which the abstention applies.

Broker non-votes. Brokers must vote according to specific instructions they receive from the beneficial owners. Under the New York Stock Exchange (“NYSE”) rules, if your broker does not receive voting instructions from you, your broker has discretion to vote these shares on certain “routine” matters. The election of directors in an uncontested election (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 2), and the approval of the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan (Proposal No. 3) are all “non-routine” matters. Consequently, your broker must receive voting instructions from you in order to vote with respect to Proposals No. 1, No. 2, and No. 3. The ratification of our independent registered public accounting firm (Proposal No. 4) is considered a “routine” matter, and your broker will have discretion to vote with respect to Proposal No. 4. Proxies submitted by brokers that do not indicate a vote because they do not have discretionary voting authority and have not received instructions as to how to vote on a proposal will be considered as present for quorum purposes. On “routine” matters, shares voted by brokers without instructions are counted toward the outcome consistent with the brokers' vote.

What constitutes a quorum?

A quorum is the minimum number of shares required to hold a meeting. Under our Bylaws, the presence in person or by Proxy of the stockholders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum. Fifty percent or more of the outstanding shares must be present in person or by Proxy to constitute a quorum. If a quorum is not present at the Annual Meeting, the Board may call a second general meeting of stockholders, at which the quorum requirement will not apply.

What shares are included on my proxy card?

For stockholders of record, the proxy card you received covers the number of shares to be voted in your account as of the Record Date.

For beneficial owners, separate voting instructions will be provided by your broker, bank or other nominee for shares you hold in “street name”.

What does it mean if I get more than one proxy card?

It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards, or vote each account by telephone or on the Internet, to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.

What is “householding” and how am I affected?

The SEC permits us to deliver a single copy of the proxy materials to stockholders who have the same address and last name. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs. If you received one set of these documents at your household and you wish to receive separate copies, you may request them in writing at 13927 S. Gessner Rd., Missouri City, TX 77489, Attn. Adriana Mateescu, by phone at 713-808-7335, or by email at adriana.mateescu@globalgeophysical.com, and these documents will be promptly delivered to you. If you do not wish to participate in householding and prefer to receive separate copies of our proxy materials, now or in the future, please submit a request to us at the address, email address or phone number listed above.

Similarly, if you currently receive multiple copies of this document, you can request the elimination of the duplicate documents by contacting us at the address, email address or phone number listed above.

Beneficial owners can request information about householding by contacting their bank, brokerage firm or other nominee of record.

Can I elect to receive or view the proxy materials electronically?

Yes. If you are a stockholder of record, you may elect to receive the proxy materials electronically rather than in printed form. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you wish to provide your consent and enroll in this service, go to www.investorvote.com/GGS.

Starting with the 2013 Annual Meeting, you will receive an e-mail notification directing you to the Web site hosting the proxy materials as well as voting instructions for voting via the Internet. By consenting to electronic delivery, you are stating that you currently have, and expect to have in the future, access to the Internet. If you do not currently have or expect to have in the future, access to the Internet, please do not elect to have documents delivered electronically, as we will rely on your consent and will not deliver paper copies of future proxy materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

To view the 2012 Proxy Statement and the 2011 Annual Report, please visit our website at www.globalgeophysical.com, where you can view them by selecting Investor Relations - Corporate Governance - Proxies and Annual Reports.

Who is paying for the costs of soliciting these proxies?

Our Board is soliciting your Proxy. We will not retain a proxy solicitor; however, our directors, officers and employees of the Company may solicit proxies in person, by mail, telephone, or email. Our directors, officers and employees will not be additionally compensated for these activities, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company will bear the entire cost of solicitation of the proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders.

Who may attend the Annual Meeting?

Any stockholder of record as of the Record Date may attend. Your admission ticket to attend the Annual Meeting is attached to your proxy card. Please vote your Proxy, and bring the admission ticket with you to the meeting.

If your shares are registered in the name of a broker, bank, trustee or other nominee and you plan to attend the meeting, bring your statement of account showing evidence of ownership as of the Record Date. However, as noted above, you will not be able to vote those shares at the Annual Meeting unless you have made arrangements with your bank, brokerage firm or other nominee of record.

How will the Annual Meeting be conducted?

Our Chairman of the Board, or such other director as designated by the Board, will call the Annual Meeting to order, preside at the meeting and determine the order of business. The only business that will be conducted or considered at the Annual Meeting is business discussed in this Proxy Statement, as no other matters have been brought to our attention to be voted at the Annual Meeting.

How does a stockholder recommend a person for election to the Board for the 2013 Annual Meeting?

Recommendations for nominations by stockholders should be in writing and addressed to our Corporate Secretary at our principal business address. See the “Stockholder Proposals for the 2013 Annual Meeting” section of this Proxy Statement for further information. Once the Corporate Secretary properly receives a recommendation for nomination, the recommendation is sent to the Nominating and Corporate Governance Committee for consideration. Candidates for directors nominated by stockholders will be given the same consideration as candidates nominated by other sources.

Where can I find the voting results of the Annual Meeting?

The Company intends to announce preliminary voting results at the Annual Meeting and will publish final results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

This Proxy Statement contains four proposals requiring stockholder action. Our Board recommendation for each of these proposals is set forth below:

	Proposals	Board Recommendation
1.	The election of the following three Class III Directors: Richard A. Degner, Michael C. Forrest and Michael S. Bahorich for a three-year term expiring at the Annual Meeting in 2015.	FOR
2.	The approval, on an advisory basis, of the compensation of our named executive officers.	FOR
3.	The approval of the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan.	FOR
4.	The ratification of UHY, LLP as our independent registered certified public accounting firm for the 2012 fiscal year.	FOR

Each of the proposals is discussed in more detail in the pages that follow.

Proposal No. 1 - Election of Directors

Our Third Amended and Restated Certificate of Incorporation provides for a classified Board of Directors. The Board is divided into three classes, as nearly equal in size as is practicable, designated as Class I, Class II and Class III. One class of directors is to be elected at each Annual Meeting of Stockholders to serve for a three-year term.

On April 25, 2011, the Board unanimously approved the expansion of the Board from seven to eight members, and, while maintaining the three classes described above, the eighth member was added as a director to Class III. Mr. Michael S. Bahorich was appointed by the Board to fill the newly created position.

Our Board currently consists of eight directors, and the classes and their current incumbents are set forth below:

Class I (term expiring at the Annual Meeting in 2014):
Joseph P. McCoy and Damir S. Skerl

Class II (term expired at the Annual Meeting in 2013)
George E. Matelich, Stanley de Jongh Osborne, and Karl F. Kurz

Class III (term expired at the Annual Meeting in 2012):
Richard A. Degner, Michael C. Forrest, and Michael S. Bahorich.

The Board has nominated Messrs. Richard A. Degner, Michael C. Forrest, and Michael S. Bahorich to be elected to serve for a three-year term until the Annual Meeting in 2015, until their successors have been duly elected and qualified, or until the earlier of their retirement, resignation, death, or removal.

Should any of the nominees become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute nominee designated by the Board. All of the nominees have consented to be nominated and have expressed their intention to serve if elected. The Board has no reason to believe that the nominees will be unable or unwilling to serve if elected. Only the nominees or a substitute nominee designated by the Board will be eligible to stand for election as a director at the Annual Meeting.

If the above nominees are elected as proposed, the Board composition will be as follows:

Class I (term expiring at the Annual Meeting in 2014):
Joseph P. McCoy and Damir S. Skerl

Class II (term expiring at the Annual Meeting in 2013):
George E. Matelich, Stanley de Jongh Osborne, and Karl F. Kurz

Class III (term expiring at the Annual Meeting in 2015):
Richard A. Degner, Michael C. Forrest, and Michael S. Bahorich.

Vote Required

In accordance with our Bylaws, at all meetings of stockholders for the election of directors, a plurality of the votes of the shares of stock present in person or represented by Proxy at the meeting and entitled to vote on the election of directors is sufficient to elect directors. In addition, the Bylaws state that the stockholders do not have the right to cumulate their votes for the election of directors. Brokers do not have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

Recommendation of the Board

Our Board recommends that you vote “FOR” the election of Messrs. Richard A. Degner, Michael C. Forrest, and Michael S. Bahorich.

Proposal No. 2 - Advisory Vote on Executive Compensation

The advisory vote on executive compensation described in this Proposal No. 2 is also referred to as the “say-on-pay” vote.

At the 2011 Annual Meeting, a non-binding advisory vote was taken on the frequency of future advisory votes regarding named executive officer compensation. 95% of the shares cast were in favor of holding such an advisory vote on an annual basis. As a result, the Board decided to hold advisory votes on Named Executive compensation on an annual basis. The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation as described below. The Board believes that it is appropriate and in the best interest of the Company to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. The Company’s goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in a dynamic and competitive market. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with the long-term interests of the stockholders. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is aligned with the long-term interests of its stockholders.

The Compensation Discussion and Analysis, beginning on page 25 of this Proxy Statement, describes the Company’s executive compensation program in more detail.

The Company requests stockholder approval of the compensation of the Company’s Named Executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter in question, as per our Bylaws. Brokers do not have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the advisory resolution approving the compensation of our Named Executive Officers as described in this Proxy Statement.

Proposal No. 3 – Approval of the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan

On June 8, 2011, the Board adopted the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan (“2011 ESPP,” “ESPP,” or “Plan”), subject to stockholder approval. The Plan will become effective on the date on which the Plan is approved by the stockholders of the Company.

The Board believes it is in the best interest of the Company and its stockholders to approve the 2011 ESPP. The stockholders are being asked to approve the 2011 ESPP for the purpose of qualifying such shares for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (“Code”).

Summary of the 2011 ESPP

The principal features of the 2011 ESPP are summarized below. The following summary of the 2011 ESPP does not purport to be a complete description of all the provisions of the 2011 ESPP. It is qualified in its entirety by reference to the complete text of the 2011 ESPP, which is attached as Exhibit A to this Proxy Statement. The capitalized terms used in this section and not defined herein shall have the meaning assigned to them in the 2011 ESPP.

•
Purpose. The purpose of the 2011 ESPP is to provide the employees of the Company and its subsidiaries with an opportunity to purchase our common stock at a discounted price, through payroll deductions.

•	Administration. The 2011 ESPP is administrated by the Board or such other person or committee as the Board shall appoint.

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Eligibility; Election to Participate. Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period is eligible to participate in the Plan for such Offering Period. However, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the next Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Common Stock and outstanding rights to purchase Common Stock possessing, in the aggregate, 5% percent or more of the total combined voting power or value of all issued and outstanding stock of the Company. Also, the Administrator may, impose an eligibility service requirement of up to two years of employment. The Administrator may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the Plan.

An eligible Employee becomes a Participant in the Plan by completing a subscription agreement and other required Enrollment Documents, which shall set forth the portion of the Participant's Compensation, up to 15%, including any minimum Contribution percentage and any minimum percentage increments, to be paid as Contributions pursuant to the Plan. An Employee's payroll deduction authorization becomes effective on the Offer Date.

An “Employee” is defined under the Plan as any person who performs services for, and who is classified as an employee on the payroll records of, the Company or a Designated Subsidiary and who is customarily employed for at least 20 hours per week and more than five months in a calendar year.

As of April 1, 2012, there were approximately 1,300 employees eligible to participate in the 2011 ESPP.

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Available Shares. The maximum number of Shares which were originally available for purchase was 1,000,000. Shares issued under the Plan may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company. As of April 1, 2012, there were 918,132 Shares available for purchase under the Plan.

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Purchase Price; Maximum Number of Shares. The purchase price per Share is determined by the Administrator from time to time, but in no event shall such price be less than the lesser of 85% of the Fair Market Value, on (i) the Offer Date, or (ii) the Acquisition Date. The number of Shares subject to the Share Purchase Right are equal to the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant's account as of the Acquisition Date; provided, however, that the maximum number of Shares a Participant may purchase during each Offering Period are equal to a number of Shares equal to the result of $25,000 divided by the Fair Market Value of Shares on the first day of the Offering Period not to exceed a total of 15% of such Employee's compensation as determined by the Administrator pursuant to Section 2.1(i) of the Plan.

The Purchase price for the Offering Period beginning on January 1, 2012 and ending on March 31, 2012 was $6.12 per share.

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Delivery of Shares; Vesting. As soon as practicable after each Acquisition Date, the Company is required to deliver the Shares acquired by each Participant during an Offering Period to the Participant or an account established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. A Participant's interest in the Common Stock purchased upon the purchase of Shares under a Share Purchase Right are immediately vested and nonforfeitable.

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Restrictions on Sale. Shares of Common Stock purchased under the Plan are not transferable by a Participant for a period of 12 months immediately following the Acquisition Date on which such Shares were purchased, or such longer or shorter period as the Administrator may determine with respect to any Offering Period, but in no event shorter than 6 months after the Acquisition Date.

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Withdrawal From Participation and Termination of Employment. A Participant may revoke his or her payroll deduction authorization form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice. In the event of a Participant's withdrawal in accordance with the preceding sentence, all of the payroll deductions credited to his or her account shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal, without any interest thereon, and no further payroll deductions shall be made from his or her Compensation for that Offering Period. A Participant's withdrawal (other than due to a termination of employment) during an Offering Period does not have any effect upon the Participant's eligibility to participate in the Plan during a subsequent Offering Period.

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Tax Withholding. The Company has the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

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Term of Plan. The Plan is effective on the Effective Date, and shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, (ii) the termination of the Plan pursuant to Section 10.8 of the Plan (“Amendment or Alteration”), or (iii) when no more Shares are available for issuance under the Plan.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter in question, as per our Bylaws. Brokers do not have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the approval of the 2011 ESPP.

Proposal No. 4 - Ratification of Independent Registered Certified Public Accounting Firm

UHY, LLP (“UHY”) has been serving as the Company’s independent registered public accounting firm since its inception. Subject to ratification by our stockholders, the Audit Committee has appointed UHY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2012 and to perform other audit-related services.

The reports of UHY on the consolidated financial statements of Company for the year ended December 31, 2011 and for the year ended December 31, 2010 did not contain adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years, ended December 31, 2011 and December 31, 2010, and from January 1, 2012 through April 25, 2012, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years. During the Company’s two most recent fiscal years, ended December 31, 2011 and December 31, 2010, and from January 1, 2012 through April 25, 2012, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

At the 2012 Annual Meeting, the stockholders are being asked to ratify the appointment of UHY as the Company’s independent registered public accounting firm for 2012. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

UHY personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

Representatives of UHY are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire, and to respond to appropriate questions from stockholders.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter in question, as per our Bylaws. Brokers do have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will vote on this proposal in its discretion.

Recommendation of the Board

The Board recommends that you vote “FOR” the ratification of UHY as our independent registered public accounting firm for fiscal 2012, as described in this Proposal No. 4.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers and Directors

Current Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of April 25, 2012:

Name	Age	Position(s)
Richard A. Degner	51	Chairman of the Board, President and Chief Executive Officer
P. Mathew Verghese	47	Senior Vice President and Chief Financial Officer
Jesse Perez, III	55	Chief Accounting Officer
Christopher P. Graham	39	Senior Vice President, Secretary and General Counsel
Christopher T. Usher	51	Senior Vice President, Data Processing, Analysis and Interpretation and Chief Technology Officer
Thomas J. Fleure	50	Senior Vice President, Geophysical Technology
Craig A. Lindberg	42	Senior Vice President, Strategic Initiatives
Barry L. Weinman	64	President, Weinman GeoScience Division
Kirk L. Girouard	61	Vice President, South America
Jeff M. Howell	56	Vice President, HSEQ
Lawrence M. Scott	54	Vice President, Multi-Client Sales
Duncan W. Riley, Jr.	48	Vice President, US and Canada Operations
Marc A. Lawrence	65	Vice President, Gulf of Mexico
Maurice Flynn	58	Vice President, Eastern Hemisphere
Norman H. Pedersen, II	57	General Manager, Worldwide Marine Operations
Karl F. Kurz (1) (2) (3)	50	Director
Damir S. Skerl (1) (2) (3)	72	Director
George E. Matelich (2) (3)	55	Director
Joseph P. McCoy (1)	61	Director
Stanley de J. Osborne	41	Director
Michael C. Forrest	78	Director
Michael S. Bahorich	55	Director
__________________
(1)      Audit Committee member.
(2)      Nominating and Corporate Governance Committee member.
(3)      Compensation Committee member.

Changes in Executive Officers and Directors during 2011 and 2012

The following table sets forth a summary of the changes in the Executive Officers and Directors listing, during 2011 and 2012, as follows:

Name	New / Former Title	Year
Thomas J. Fleure	Former Director and remaining Senior Vice President, Geophysical Technology	2011
Stanley de J. Osborne	Former Member of the Audit Committee and remaining Director	2011
Joseph P. McCoy	New Director and Member of the Audit Committee	2011
Michael S. Bahorich	New Director	2011
Jesse Perez, III	New Chief Accounting Officer	2011
William A. Clark	Former Senior Vice President and Chief Sales Officer	2011
Ray L. Mays	Former Vice President, US Land Operations	2011
Lawrence M. Scott	New Vice President, Multi-Client Sales	2011
Duncan W. Riley, Jr.	New Vice President, US and Canada Operations	2011
Norman H. Pedersen, II	New General Manager, EAME	2011
Marc A. Lawrence	New Vice President, Gulf of Mexico	2012
Maurice Flynn	New Vice President, Eastern Hemisphere	2012
Norman H. Pedersen, II	New General Manager, Worldwide Marine Operations	2012

Biographies

Executive Officers

Richard A. Degner founded our Company in June 2003 and currently serves as our Chairman of the Board, President and Chief Executive Officer. Prior to founding the company, Mr. Degner served as President of PGS Onshore, Inc., a geophysical services company, from December 1999 to June 2003. Prior to joining PGS Onshore, Mr. Degner held various management positions during a 17-year career with Western Geophysical, including Vice President - Western Hemisphere Operations from January 1997 to September 1999. Mr. Degner received a Bachelor of Science in both Geophysical Engineering and Geological Engineering from the Colorado School of Mines and a Masters of Business Administration from Rice University. Mr. Degner's more than twenty years of experience with other seismic companies gave him the vision that serves as the foundation of our Company and shapes our long-term business plan.

P. Mathew Verghese joined us in March 2009 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Verghese was a Senior Vice President in the Capital Markets Division at Lehman Brothers Inc., an investment bank, from April 2007 to September 2008, and with Barclays Capital, Inc., an investment bank, from September 2008 until December 2008. While at Lehman Brothers, he served as an Investment Manager and Chief Operating Officer of the Lehman Energy Fund, a principal investments group which specialized in debt and private equity investments to the energy sector. Mr. Verghese was formerly a partner at Arthur Andersen LLP, and Chief Financial Officer of Andersen Business Consulting. Mr. Verghese serves on the Board of Trustees of the Star of Hope Mission and is past Chairman of the Board of Advisors of the College of Technology at the University of Houston. He received a Bachelor of Business Administration from the University of Houston.

Jesse Perez, III was appointed in July 2011 as our Chief Accounting Officer. Prior to joining Global, Mr. Perez served as the CFO for Houston based Geotrace Technology, Inc. He began his career in 1980 with Western Geophysical (n/k/a WesternGeco, a business segment of Schlumberger), where he ultimately became SVP of Finance and Administration. Since 1999 he has held the position of CFO with Reservoir Technologies Inc. and NuTech Energy Services. Mr. Perez currently serves on the Board of the SEG’s SEAM Corporation. He was a recipient of the Houston Business Journal’s “Best CFO of the Year” award in 2008 and 2009. Mr. Perez received a Bachelor of Science degree in Accounting from the University of Houston, and he is a CPA in the State of Texas.

Christopher P. Graham joined the Company in October 2010, as our Senior Vice President, Secretary and General Counsel. Before joining the Company, Mr. Graham was a Shareholder with the firm of Chamberlain, Hrdlicka, White, Williams & Martin, P.C. (n/k/a Chamberlain, Hrdlicka, White, Williams & Aughtry, P.C.), headquartered in Houston, Texas, where he practiced law for the previous decade. Mr. Graham graduated magna cum laude from the University of Houston Law Center, and has focused much of his successful legal career on business counseling, risk management and securities matters. He has substantial experience representing a broad spectrum of clients in energy, exploration and production, oilfield services, technology and maritime sectors, which he brings to the Company. Mr. Graham is also a graduate of the University of Texas with a Bachelor of Business Administration.

Christopher T. Usher joined us in January 2010 as Senior Vice President, Data Processing, Analysis and Interpretation and Chief Technology Officer. Prior to joining us, Mr. Usher served as Senior Director, Landmark Software and Services at the Landmark division of Halliburton, an oilfield services corporation, from October 2005 to January 2010. From November 2003 to September 2005, Mr. Usher was Senior Corporate Vice President of Integrated Services at Paradigm Geotechnology. Prior to that Mr. Usher held several senior level positions in the geophysical industry including President of PGS' Data Processing Division, Vice President of Worldwide Technology at Western Geophysical, and Vice President of Eastern Hemisphere Data Processing at Western Geophysical. He is a former Director of SensiLaser Technologies, Inc. Mr. Usher graduated from Yale University with a Bachelor of Science in Geology and Geophysics.

Thomas J. Fleure joined us in August 2004 and currently serves as our Senior Vice President, Geophysical Technology. Mr. Fleure resigned as a Director in April 2011, having been a Director since December 2004. Prior to joining us, Mr. Fleure spent 21 years at Western Geophysical and its successor, WesternGeco, where he held several senior management positions in both technology and operations, including positions as InTouch Manager for Geophysics and Survey Evaluation and Design, Applied Technology Special Projects Manager, and Manager of Western Hemisphere Marine Operations. Mr. Fleure received a Bachelor of Science in Geophysical Engineering from the Colorado School of Mines.

Craig A. Lindberg joined us in May 2005 as Senior Vice President and Chief Financial Officer, positions he held until July 2008. From July 2008 through August 2009, Mr. Lindberg served as Senior Vice President and as the President and CEO of our subsidiary, AutoSeis, Inc. He currently serves as Senior Vice President, Strategic Initiatives. From August 2001 to April 2005, Mr. Lindberg served as a Regional Manager for Tyson Foods, Inc. Prior to that, Mr. Lindberg worked for Hormel Foods. He currently serves as a Director of Fast Felt Corporation. Mr. Lindberg received a Bachelor of Science degree from the University of Houston and a Masters of Business Administration from Rice University.

Barry L. Weinman joined us in June 2008 as President of the Weinman GeoScience division. From 1983 to its acquisition by us in June 2008, Mr. Weinman served as the President of Weinman GeoScience, Inc., a geophysical services company. Mr. Weinman worked at Hunt Oil Company from 1980 to 1983 and as an interpretation geophysicist at Mobil Oil Corporation from 1975 to 1980. Mr. Weinman is past president of the Dallas Geophysical Society and for several years served on its executive committee. Mr. Weinman is a member of the Society of Exploration Geophysicists and American Association of Petroleum Geologists, and is a licensed professional geoscientist in the state of Texas. Mr. Weinman received a Bachelor of Science in Physics from the University of Maryland and a Masters of Science degree in Geophysics from Pennsylvania State University.

Kirk L. Girouard joined us in November 2004 as our Vice President, U.S. Operations, and currently serves as our Vice President, South America. From August 2003 to November 2004 Mr. Girouard worked with Omni Energy Services, both as an outside consultant and as part of the management team for Omni's aviation division. Mr. Girouard also served as Operations Manager for both US Gulf Coast Operations and US Land Seismic Operations and Manager of Project Development, Western Hemisphere at WesternGeco from May 2000 to June 2003. With the exception of a two-year assignment as Operations Supervisor in Africa, Mr. Girouard spent the majority of his career from May 1980 to May 2000 managing Latin American seismic operations at Western Geophysical. Mr. Girouard received a Bachelor of Science in Mathematics from Lamar University.

Jeff M. Howell joined us in February 2005 as our Vice President, Health, Safety, Environment & Quality. From July 2003 to January 2005, Mr. Howell was the U.S. Land QHSE Manager and Training Coordinator for the Schlumberger Oilfield Services division of Schlumberger Limited, a supplier of exploration and production services. Mr. Howell began his career at Western Geophysical in 1982 and held numerous field and area management positions, including Director of Worldwide QHSE from March 1994 to June 2003.

Lawrence M. Scott  joined us in June 2007, and starting as of July 2011 serves as our Vice President, Multi-client Sales. Mr. Scott is a 30-year veteran with diversified experience in all aspects of geophysical oil and gas exploration. He began his career in 1979 with Western Geophysical (k/n/a WesternGeco, a business segment of Schlumberger) as a seismic data processor, followed by his tenure in senior geophysicist roles in R&D and applied technology, ultimately becoming General Manager for the Western and Eastern Hemisphere Marine divisions. Since leaving Western Geophysical in 2000, Mr. Scott has served as Vice President of EAME Marine Acquisition for Veritas DGC, Senior Vice President of GX Technology’s Integrated Seismic Solutions (ISS) business segment, and President of Offshore Hydrocarbon Mapping Inc., a division of OHM Ltd. headquartered in Aberdeen, Scotland. Mr. Scott joined the Company in June 2007, and he has served as Vice President, Marine. Since the beginning of 2011, Mr. Scott has managed the development of several key Basin Insight Multi-client projects which are key to the future development of our Multi-Client business. Mr. Scott graduated with highest honors from the University of Texas, and he is an active member of SEG, EAGE, AAPG, GSH and PESGB.

Duncan W. Riley, Jr. was appointed as Vice President, US and Canada Operations in July 2011. Mr. Riley has more than 25 years of experience in the seismic and oilfield services industry. He began his career in 1986 with Western Geophysical (k/n/a WesternGeco, a business segment of Schlumberger) and held key positions in Latin America and EAME areas and several senior management roles, including General Manager for Applied Technology, General Manager of Western Hemisphere Marine Operations and General Manager of Marketing Research and Strategic Planning.  On behalf of Western Geophysical, Mr. Riley directed the regulatory approval process that led to the creation of WesternGeco, the seismic services joint venture between Schlumberger and Baker Hughes, and he was later named Area Manager of WesternGeco’s North & South America business unit. Thereafter, he moved to Schlumberger’s Drilling & Measurements segment where he served as the assistant Marketing Manager for the worldwide MWD, LWD, Directional Drilling and Drill Bits business segments. Mr. Riley is a founding member of the Company, and he has served since its inception in 2003 in various roles such as Vice President U.S., Vice President of Worldwide Marine Operations, and since August 2010 as President of Global Microseismic Services®, Inc., a wholly-owned subsidiary of the Company (position which he continues to hold). Mr. Riley earned a B.S. degree in Geophysical Engineering from the Colorado School of Mines with minors in Geology and Computer Science, and an MBA from Rice University.  He is a member of SEG, SPE, AAPG, HGS and GSH professional societies and serves as an active leader with the Sam Houston Area Council of Boy Scouts of America.

Marc A. Lawrence serves as our Vice President, Gulf of Mexico, since January 2012, after he joined in 2010 as the Offshore Multi-Client Manager, bringing over 30 years of experience worldwide and throughout all disciplines of the seismic industry, as business activities have taken him around the world including South East Asia, North and South America, Australia, China, Russia and throughout Europe. Mr. Lawrence began his seismic career in 1977, when he joined Fairfield Industries, Inc., a privately held geophysical service company, as a Geophysicist and operated marine seismic crews in Indonesia, Brazil, the South Pacific Ocean and the Gulf of Mexico. He was promoted to Vice President in 1984 and became Senior Vice President in 1993, being appointed to the Board of Directors the same year. Mr. Lawrence has received both his BS and MS degrees in Geology from the University of Florida, where he has been active in alumni activities. He served as a U.S. Army artillery officer in Vietnam (1968-1969) and was highly decorated for valor in combat being awarded the Silver Star, two Bronze Stars, the Purple Heart and the Air Medal. Mr. Lawrence is on the Executive Advisory Board of the World Energy Group and on the Board of IAGC (International Association of Geophysical Contractors), where he previously served as the Chairman of the Board. He is active with NOIA (National Ocean Industries Association) and IPAA (Independent Petroleum Association of America). Mr. Lawrence is a certified Geophysicist licensed by the Board of Professional Geoscientists of the state of Texas, a member of the Petroleum Club of Houston, and a benefactor of the Houston Museum of Natural Science.

Maurice Flynn rejoined our Company in 2011 as the Regional Manager, EAME, serving in such role until his promotion in April 2012 to Vice President for Eastern Hemisphere, division which includes EAME (Europe, Africa, and Middle East), FSU (Russia and former Soviet Union), and the Far East. Mr. Flynn began his 30-year career in the seismic industry, in 1975, with Western Geophysical (n/k/a WesternGeco, a business segment of Schlumberger), where he quickly demonstrated his operational and leadership skills advancing through the ranks of the company to the position of Area Operations Manager, managing operations in the Middle East, Central Asia and Latin America. In 2000 Mr. Flynn joined Petroleum Geo-Services, where he served as Vice President for Europe, Africa and the Middle East, directing the company's expansion into the land seismic market in the Middle East and Asia. In 2006 Mr. Flynn joined Global Geophysical Services serving as Vice President for EAME, before leaving the company in 2009 to assume the position of Senior Vice President of Operations for Terraseis, a privately held company with operations in the Middle East. Mr. Flynn graduated with honors from the University of Liverpool with a Bachelor of Science degree in Physics and Geophysics. He is a member of the Society for Exploration Geophysicists and the European Association of Geoscientists and Engineers.

Norman H. Pedersen, II joined us in 2006 as Operations Manager, Worldwide Marine, overseeing operations in India, the Gulf of Mexico, Mexico and Colombia. He then transitioned to Operations Manager for the Latin America division helping Global operate in Argentina, Brazil and Colombia, and in August 2011 to General Manager, EAME (Europe, Africa, and Middle East) division, currently serving as General Manager, Worldwide Marine Operations since April 2012. Mr. Pedersen began his career in the seismic industry in 1980 with Western Geophysical (n/k/a WesternGeco, a business segment of Schlumberger), in Dhahran Saudi Arabia, working in the Aramco Processing Center, where he ultimately became Processing Supervisor. In 1985, Mr. Pedersen joined the field operations as QC/APM and worked throughout several of the Saudi oil fields in Tanzania. In 1986, he was assigned to Latin American operations as a Party Manager in Peru. Mr. Pedersen served as Field Supervisor in Colombia and Argentina, and, in 1991, became the Operations Manager for Nigeria operations. He then served as Country Manager for Nigeria, Colombia and Argentina before moving to Houston as the Latin America Operations Manager.

Directors

Karl F. Kurz joined us in December 2010, stepping into the vacated seat of retiring member of our Board member, John R. Russell. Mr. Kurz brings over twenty eight years of energy industry experience, with particular focus in executive management, operations, midstream, marketing, business development and planning. Mr. Kurz joined, in March 2009, CCMP Capital Advisors, LLC (a global private equity firm specializing in buyouts and growth equity investments) as its Managing Director and Co-Head of the Energy Group. Previously, Mr. Kurz served as the Chief Operating Officer for Anadarko Petroleum Corporation, from December 2006 through March 2009. He had responsibility for global exploration and production, marketing, midstream, land, technology, and engineering services. Mr. Kurz joined Anadarko in 2000 as Manager, Energy Marketing. He was promoted to Vice President, Marketing in November 2003, to Senior Vice President, Marketing, and General Manager, U.S. Onshore in May 2005 and to Senior Vice President, North America Operations, Midstream and Marketing in August 2006. Mr. Kurz has been involved in the energy industry for over 27 years. He began his career with ARCO Oil & Gas Company in 1983 and spent seven years in various upstream roles, with a focus on reservoir and production engineering. In 1990, he continued his career with a move into ARCO Oil & Gas Company’s Crude Oil Marketing Department. Mr. Kurz became Manager of Vastar Resources, Inc.’s Crude Oil and NGL Marketing Department in 1995 and was promoted to General Manager of Midstream and Marketing in 1998. Mr. Kurz holds a Bachelor of Science in petroleum engineering from Texas A&M University, graduating Magna Cum Laude in 1983. He is also a graduate of Harvard’s Advanced Management Program in 2008. Mr. Kurz has served on the Board of Directors of Natural Gas Supply Association, the American Petroleum Institute, and the Independent Petroleum Association of America.  Mr. Kurz also served on the board of Western Gas Partners (WES) from December 2007 through March 2008, and currently serves on the Board of SemGroup (SEMG) Corporation and Chaparral Energy LLC. He also chairs the Compensation Committee of SemGroup (SEMG) Corporation. Mr. Kurz provides us with valuable insight with regard to operations and business development from the perspective of an independent oil company.

Damir S. Skerl joined us in June 2005 and serves as a member of our Board of Directors. Mr. Skerl currently serves as President of Skerl & Associates, LLC, an engineering consulting company, a position he has held since December 1998, and Chief Executive Officer and Chairman of the Board of Directors of Smart Drilling and Completion, Inc., a company that owns proprietary drilling technology ("SDCI"), positions he has held since March 2000. From August 1998 to December 1999, Mr. Skerl served as Senior Vice President, Oilfield Operations for Baker Hughes Inc. From December 1990 to August 1998, Mr. Skerl served as Executive Vice President of Western Atlas International, Inc., and as President of Western Atlas Logging Services from August 1992 to August 1998 and as Executive Vice President of Western Atlas, Inc. from August 1996 to August 1998. Prior to that time, Mr. Skerl worked at Western Geophysical, where he served as Senior Vice President of International Operations and as a technical manager of seismic data processing. Mr. Skerl is a director of PrimeGeoscience, Inc. Mr. Skerl received a Bachelor of Science in Applied Geophysics and Geology of Mineral Resources from University of Zagreb, Croatia. Mr. Skerl brings knowledge of the technical aspects of oilfield services and overseas operations, which significantly contributes to our business planning and development.

George E. Matelich joined us in December 2006 and serves as a member of our Board of Directors. Mr. Matelich currently serves as a Managing Director of Kelso & Company, L.P., a private equity firm ("Kelso"). He joined Kelso in January 1985, after serving in the mergers and acquisitions and corporate finance departments at Lehman Brothers Kuhn Loeb from September 1982 to December 1984. From June 1978 to August 1980, Mr. Matelich was a consultant with Ernst & Ernst. Mr. Matelich is a Director of CRV Energy, Inc. and Hunt Marcellus, LLC. Mr. Matelich is currently a trustee of the University of Puget Sound, serves as a Director on the Board of the American Prairie Foundation, and is a member of the Stanford Graduate School of Business Advisory Council. Mr. Matelich was a Director of CVR Partners, L.P. and Waste Services, Inc. He received a Bachelor of Arts in Business Administration, summa cum laude, from the University of Puget Sound and a Masters of Business Administration from the Stanford Graduate School of Business. Mr. Matelich's prior experience as a director for several companies, as well as his experience with our largest stockholder, further aligns the interests of the Company with those of our stockholders.

Joseph P. McCoy joined us in April 2011 and serves as a member of our Board of Directors (replacing Thomas J. Fleure who resigned as a director) and as a member of the Audit Committee (replacing Stanley de J. Osborne who resigned as a member of the Audit Committee).  Mr. McCoy has also been a member of the Board of Directors, since September 2007, and has been served as Chairman of the Audit Committee, since April 2009, of Linn Energy, LLC. In August 2011, he joined the Board of Directors of Scientific Drilling, Inc., a privately held company, and serves as its Audit Committee Chairman. Mr. McCoy served as Senior Vice President and Chief Financial Officer of Burlington Resources Inc. from 2005 until 2006 and Vice President and Controller (Chief Accounting Officer) of Burlington Resources Inc. from 2001 until 2005. Prior to joining Burlington Resources, Mr. McCoy spent 27 years with Atlantic Richfield Company (ARCO) and affiliates in a variety of financial positions. Mr. McCoy served as a member of the Board of Directors of Rancher Energy, Inc. and BPI Energy Corp. from 2007 to 2009. Since 2006, other than his service on various Board of Directors, as identified above, Mr. McCoy has been retired. Mr. McCoy's significant experience as Chairman of an Audit Committee, Chief Financial Officer, Controller and Chief Accounting Officer of other publicly traded companies is expected to contribute substantially to our Audit Committee and financial operations.

Stanley de Jongh Osborne joined us in March 2007 and serves as a member of our Board of Directors. Mr. Osborne currently serves as a Managing Director of Kelso & Company, L.P., a private equity firm (“Kelso”). Mr. Osborne joined Kelso in July 1998. He was an associate at Summit Partners from May 1996 to June 1998 and an associate in the private equity group and an analyst in the financial institutions group at J.P. Morgan & Co. from September 1993 to May 1996. Mr. Osborne is a Director of Custom Building Products, Inc., Hunt Marcellus, LLC, Logan’s Roadhouse, Inc., and Traxys S.a.r.l. Mr. Osborne previously served as a Director of CVR Energy, Inc., CVR Partners, L.P., and Shelter Bay Energy, Inc. He received a Bachelor of Arts in Government from Dartmouth College. Mr. Osborne's service as a director of several other companies and organizations brings substantial knowledge to our Board of Directors.

Michael C. Forrest, an oil and gas exploration consultant since September 1997, joined us in June 2005 and serves as a member of our Board of Directors. Since January 2001 he has served as Chairman of the DHI (Direct Hydrocarbon Indicator) Interpretation and Risk Analysis Consortium sponsored by Rose & Associates, LLP, an oil and gas exploration and production risk management consulting firm. He has been a director of the Society of Exploration Geophysicists Foundation since January 2009. From June 1999 to June 2003, Mr. Forrest served as a director of Matador Petroleum, a private oil and gas exploration and production company. From March 1995 to June 1999, Mr. Forrest served as Vice Chairman and Chief Operating Officer and from June 1992 to March 1995 as Senior Vice President Business Development and Technology of Maxus Energy Corporation after Maxus was purchased by YPF of Argentina. Prior to that time, Mr. Forrest held a number of management positions with Shell Oil Company, including Exploration Manager, Alaska Division, General Manager Exploration, Shell Offshore (Gulf of Mexico) and President of Pecten International Company, a Shell U.S.A. subsidiary. Mr. Forrest received a Bachelor of Science in Geophysical Engineering from St. Louis University. Mr. Forrest's significant experience provides a substantial insight to the needs of our national oil company customers and provides valuable direction for business planning and development.

Michael S. Bahorich was appointed as a member of our Board of Directors in April 2011. Mr. Bahorich has been Chief Technology Officer of Apache Corp. since November 2010. Mr. Bahorich served as Technology Officer of Apache Corp. from February 2009 to November 2010. He served as Executive Vice President of Exploration and Production Technology of Apache Corp. since May 2000 and Vice President, exploration and production technology since January 1999, Vice President, exploration technology since December 1997 and Chief Geophysicist since 1996. From 1981 to joining Apache Corp., he held positions of increasing responsibility at Amoco Corporation in Denver, Colorado and Tulsa, Oklahoma, most recently as a resource manager for Amoco's mid-continent business unit. He is a past president of the Society of Exploration Geophysicists and serves on advisory boards at Yale and Stanford. Mr. Bahorich is a Graduate of the University of Missouri at Columbia, and received his Master's Degree in Geophysics from Virginia Polytechnic Institute (VPI). Mr. Bahorich’s innovative approach, coupled with broad E&P knowledge, vision and experience, adds valuable insight to our Board of Directors.

Corporate Governance Principles and Director Independence

In accordance with our Bylaws and the laws of Delaware, our state of incorporation, our business and affairs are managed under the direction of our board of directors (“Board”). Our Board generally meets on a quarterly basis to review any significant developments and to act on matters requiring board approval. Between regularly scheduled meetings, our Board may also hold special meetings, execute unanimous written consents, and participate in telephone conference calls.

Our directors believe that Board independence is crucial and is the key for the Board to function properly, allowing it to provide oversight and maintain managerial accountability. It is the policy of our Board that a majority of the members of our Board consist of independent members. Our Board has adopted the Corporate Governance Principles which contain the following guidelines to assist our Board in determining director independence in accordance with the applicable SEC and NYSE rules:

•
No director who is one of our employees or former employees, or whose immediate family member is one of our executive officers or former executive officers, shall be considered "independent" until three years after such employment has ended;

•
No director who is receiving, or in the last three years has received, or whose immediate family member is receiving, or in the last three years has received, more than $120,000 in a single year in direct compensation from us, other than fees received in such director's capacity as a member of the Board or any Board committee and pension payments or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) shall be considered "independent" Compensation received by an immediate family member for service as one of our non-executive employees need not be considered in determining independence;

•
No director who is, or in the past three years has been, affiliated with or employed by, or whose immediate family member is, or in the past three years has been, affiliated with or employed in a professional capacity by, one of our present or former internal auditors or independent auditing firms shall be considered "independent";

•
No director who is, or in the past three years has been, employed as, or whose immediate family member is, or in the past three years has been, employed as, an executive officer by any company for which any of our executive officers serves as a member of its compensation committee (or, in the absence of a compensation committee, the board committee performing equivalent functions, or, in the absence of such committee, the board) shall be considered "independent"; and

•
No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company's consolidated gross revenue shall be considered "independent" until three years after such payments fall below such threshold.

For purposes of determining director independence, an "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home. When applying the three-year look-back provisions, an immediate family member does not include individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

The Board has determined that each current director and each director nominee is independent, except for Mr. Degner our Chairman of the Board. Our Board has affirmatively determined that Messrs. Kurz, Skerl, Matelich, McCoy, Osborne, Forrest, and Bahorich do not have any material relationships with us that may interfere with the exercise of their independence from management and are independent directors under applicable NYSE rules, SEC rules and in accordance with our Corporate Governance Principles. In making this determination, our Board specifically reviewed our relationship with Messrs. Osborne and Matelich, each of whom is a managing director of Kelso & Company, L.P. a private equity firm (“Kelso”), one of our largest stockholders. Under the NYSE rules a director's ownership of a significant amount of equity in a listed company does not prohibit a finding of independence. None of Messrs Kurz, Skerl, Matelich, McCoy, Osborne, Forrest, and Bahorich has received any type of management, advisory or consulting fees during the period these individuals have served on our board. Our Board believes that Messrs. Osborne's and Matelich's affiliation with a large stockholder enhances their ability to represent the interests of our other stockholders in any situation where the interests of management and the stockholders might differ. Based upon a review of the foregoing matters, our Board determined that Messrs. Osborne and Matelich are independent.

Board Committees

Our Board has established the following three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee, to assist it in the overall management and supervision of the Company’s business operations. In addition to the Corporate Governance Principles, the Board has adopted written Charters for each of the three standing committees, clearly outlining the mission and the responsibilities of the respective committee. Copies of the committees’ charters are available on the Company’s website at www.globalgeophysical.com under Investor Relations - Corporate Governance - Overview.

The following table contains information regarding the composition of our Board Committees as of April 25, 2012:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Richard A. Degner (1)
Karl F. Kurz	Chair	Member	Member
Damir S. Skerl	Member	Chair	Member
George E. Matelich		Member	Chair
Joseph P. McCoy	Member
Stanley de Jongh Osborne
Michael C. Forrest
Michael S. Bahorich
________________________
(1)	Chairman of the Board of Directors.

Audit Committee

The principal function of our Audit Committee will be to assist our Board in the areas of financial reporting and accounting integrity. Per the Charter, the purpose of our Audit Committee is to oversee (i) the integrity of the Company's financial statements and disclosures, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Company's independent auditing firm, (iv) the performance of the Company's internal audit function and independent auditing firm, (v) the Company's internal control systems, and (vi) the Company's procedures for monitoring compliance with the Company's Code of Business Conduct and Ethics.

Our Audit Committee will meet periodically with our management, and our independent registered public accounting firm to review our financial information and ensure such parties are properly discharging their responsibilities. The independent registered public accounting firm will report directly to our Audit Committee and will annually meet with our Audit Committee. Our Audit Committee will have the authority to investigate any matters brought to its attention and to retain outside legal, accounting or other consultants if deemed necessary. Members of our Audit Committee may not simultaneously serve on the audit committee of more than two other public companies, except if the Board affirmatively determines that that such simultaneous service on multiple audit committees will not impair the ability of such member to serve on the Audit Committee. The Board has determined that none of our members of the Audit Committee serves simultaneously on the audit committee of more than two other public companies. In addition to the above, our Audit Committee will meet, or otherwise discuss, its:

•
Review of the Company's financial statements and the disclosures that are to be included in the Company's Form 10-Q and Form 10-K filings with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

•	Preparation of the Committee's report to be included in the Company's proxy statement in connection with the Company's annual meetings of stockholders.

The Board has determined that each member of the Audit Committee is financially literate, has accounting or related financial management expertise within the meaning of the listing standards of the NYSE, and is independent as defined under the NYSE listing standards. In addition, the Board has determined that at least one member of the Audit Committee qualifies as an Audit Committee Financial Expert, as such term is defined by the SEC. Mr. McCoy has been designated to serve as the Audit Committee Financial Expert. The Board also believes that the collective experiences of the other members of the Audit Committee make them well qualified to serve on the Company’s Audit Committee. Stockholders should understand that Mr. McCoy’s designation as an Audit Committee Financial Expert is a SEC disclosure requirement, and it does not impose on Mr. McCoy any duties, obligations or liabilities that are greater than those which are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an Audit Committee Financial Expert pursuant to this requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Nominating and Corporate Governance Committee

The purpose of our Nominating and Corporate Governance Committee is to:

•	Identify and recommend to our Board individuals qualified to be nominated for election to our Board;
•	Recommend to our Board the members and chairperson for each board committee;
•	Periodically review and assess our Corporate Governance Principles and our Code of Business Conduct and Ethics and make recommendations for changes thereto to our Board;
•	Oversee the annual self-evaluation of the performance of our Board and the annual evaluation of our management; and
•	Recommend to our Board a successor to our Chief Executive Officer when a vacancy occurs.

Our Nominating and Corporate Governance Committee established certain criteria it considers as guidelines in considering nominations to our Board. The criteria will include:

•
Personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with us or our operations, and the availability and willingness to devote sufficient time to the duties of being a director;

•	Experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	Experience in our industry and with relevant social policy concerns;
•	Experience as a board member of another publicly held company;
•	Academic expertise in an area of our operations; and
•	Practical and mature business judgment.

The criteria are not exhaustive and our Nominating and Corporate Governance Committee and our Board may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of our Board. Our Nominating and Corporate Governance Committee's goal will be to assemble a board of directors that brings a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, our Nominating and Corporate Governance Committee will not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of our Board and Audit Committee is a financial expert, and a majority of our Board meets all applicable independence requirements, our Nominating and Corporate Governance Committee will not have any specific skills that it believes are necessary for any individual director to possess. Instead, our Nominating and Corporate Governance Committee will evaluate potential nominees based on the contribution such nominee's background and skills could have upon the overall functioning of our Board.

Our Board believes that, based on our Nominating and Corporate Governance Committee's knowledge of our Corporate Governance Principles and the needs and qualifications of our Board at any given time, our Nominating and Corporate Governance Committee will be best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. In making its nominations, our Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board willing to continue their service. Current members with qualifications and skills, consistent with our Nominating and Corporate Governance Committee's criteria for Board service, will be re-nominated. As to new candidates, our Nominating and Corporate Governance Committee will generally poll our Board members and members of management for recommendations. Our Nominating and Corporate Governance Committee may also review the composition and qualification of the Board of our competitors, and may seek input from industry experts or analysts. Our Nominating and Corporate Governance Committee will review the qualifications, experience and background of the candidates. Final candidates will be interviewed by the independent directors and executive management. In making its determinations, our Nominating and Corporate Governance Committee will evaluate each individual in the context of our board as a whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, our Nominating and Corporate Governance Committee will make its recommendation to our Board. Our Nominating and Corporate Governance Committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Compensation Committee

The purpose of our Compensation Committee is to develop and administer an overall compensation program designed to achieve our operating objectives and performance goals while properly blending it with the short-term and long-term interests of our stockholders. Our Compensation Committee will annually review market and industry data to assess our competitive position with respect to each element of total compensation and to ensure the attraction, retention and appropriate reward to our Chief Executive Officer and other executive officers. In addition to the determination of annual base salaries, our Compensation Committee will be responsible for determining and recommending variable annual bonuses in the form of cash and/or equity awards. Currently, the variable portion of management's annual compensation package is based on certain discretionary related criteria for which our Compensation Committee is responsible for establishing and approving. In addition to the above, our Compensation Committee will have the following duties and responsibilities:

•	Review, recommend, and discuss with management the compensation discussion and analysis section included in our annual Proxy Statement or Annual Report on Form 10-K; and
•	Prepare an annual report on executive compensation for inclusion in our annual Proxy Statement or Annual Report on Form 10-K.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Board and Committees Matters

Board Leadership Structure

Mr. Degner serves as our Chairman of the Board, President and Chief Executive Officer (“CEO”). The Board believes that independent oversight of management is an important component of an effective board of directors. However, the Board members have determined that the most effective Board leadership structure for Global at the present time is for the CEO to also serve as Chairman of the Board, a structure that has served Global well for many years. The independent Board members believe that because the CEO is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the CEO is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of Chairman and CEO. Global’s corporate governance practices provide for strong independent leadership, active participation by independent directors and for independent evaluation of, and communication with, many members of our senior management. These governance practices are reflected in Global’s Corporate Governance Principles and the various Committee Charters, which are available on our website at www.globalgeophysical.com.

The Board’s Role in Risk Oversight

On a day to day basis, it is management’s responsibility to manage risk and bring to the attention of the Board the significant risks facing the Company and the controls in place to manage those risks. Generally, the Board oversees risks related to the Company’s strategic and operational objectives and is responsible for overseeing the amounts and types of risks taken by management in executing those objectives.

We have processes and structures in place to manage our key strategic, operational, financial, and compliance risks. While our entire Board is responsible for monitoring and evaluating the risks we face and our risk management processes, our Board has delegated to the Audit Committee the responsibility for oversight of certain of the Company’s risk oversight and compliance matters, including oversight of (i) material legal proceedings and material contingent liabilities, (ii) the Company’s policies regarding risk assessment and management, (iii) the Company’s compliance programs with respect to legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iv) related party transactions and conflicts of interest, and (v) the establishment of procedures for the receipt and handling of complaints regarding accounting, internal accounting controls and auditing matters.

2011 Overall Meeting Attendance Rates

During 2011, the Board held twelve Board and Board Committee meetings. Our directors had an overall attendance rate of 98%. In addition, as allowed by our Bylaws, the Board makes decisions by way of written consent. From time to time between meetings, Board and committee members may confer with each other and with management and independent consultants, and representatives of management may meet with the independent consultants on behalf of the relevant committee.

Executive Sessions

Our Board and each of our committees regularly meet in executive sessions outside the presence of management. Mr. Kurz presides over the executive sessions of the non-management, independent directors of our Board. In addition, each committee chair presides over the executive sessions of their respective committee. Mr. Degner does not serve on any committee of our Board.

Attendance of Directors at the Annual Meeting

While we do not have a formal policy requiring them to do so, our directors are welcome and we encourage them to attend our Annual Meeting. The Company will make all appropriate arrangements for all those directors who choose to attend.

Communication with the Board

You can contact the Board to provide comments, to ask questions, or to submit concerns (if you so prefer, anonymously or confidentially) by mail, at the following address:

Corporate Secretary
Global Geophysical Services, Inc.
13927 S. Gessner Road
Missouri City, TX 77489

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as: product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, or business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request.

You may also communicate online with our Board by completing the form provided on our website at www.globalgeophysical.com and selecting Investor Relations - Corporate Governance - Contact the Board.

Code of Ethics for Our Executive Officers and Board of Directors

Our Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies not only to our employees, but also to the directors and the executive officers, including our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller, and any other senior financial officers performing similar functions, as defined in the Code of Ethics. We have a toll-free reporting service available that permits employees to confidentially report violations of our Code of Ethics or other issues of significant concern. As of the date of this Proxy Statement, all executive officers and directors have signed and acknowledged our Code of Ethics.

If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we will disclose the amendment or waiver by posting the required information on our website. You may view a copy of our Code of Ethics by visiting our website at www.globalgeophysical.com and then selecting Investor Relations - Corporate Governance - Overview - Code of Business Conduct and Ethics.

Certain Relationships and Related Person Transactions

The descriptions set forth below are qualified in their entirety by reference to the applicable agreements.

Transactions with Executive Officers and Directors

Two of our directors, Messrs. Matelich and Osborne, are affiliated with Kelso and Company, L.P.

Stockholders Agreement

On November 30, 2006, we entered into a stockholders agreement with affiliates of Kelso & Company, L.P. and stockholders other than the Kelso affiliates. Pursuant to this agreement, (a) Kelso affiliates were given the right to make an unlimited number of requests that we register their shares of our common stock under the Securities Act of 1933, (b) following the first anniversary of an initial public offering, the Kelso affiliates were given the right to make a request for such registration on a delayed or continuous basis under Rule 415, and (c) the stockholders other than the Kelso affiliates were given the right to make an unlimited number of requests that we register their shares of our common stock provided that at least $25.0 million in shares is registered at any one time. In any demand registration, all of the parties to the registration rights agreement have the right to participate on a pro rata basis, subject to certain conditions. In addition, if we propose to register any of our shares (other than registrations related to exchange offers, benefit plans and certain other exceptions), all of the holders of registration rights under the stockholders agreement have the right to include their shares in the registration statement, subject to certain conditions. In connection with the completion of the offering in April 2010, the parties have amended this agreement such that the parties to the agreement do not have registration rights with respect to the offering.

Pursuant to the terms of the stockholders agreement, Kelso requested registration of all shares owned or beneficially owned by Kelso, including those shares subject to warrant agreements. On July 28, 2011 we filed a registration statement Form S-3 registering all 12,396,634 shares owned by Kelso or beneficially owned by Kelso for resale. The registered shares included 295,984 shares that were issued pursuant to a cashless exercise of all warrants held or beneficially held by Kelso. The registration statement was declared effective on September 8, 2011.

Kelso Agreement

On December 1, 2006, we entered into an agreement with Kelso & Company, L.P., pursuant to which Kelso may provide consulting and advisory services to the Company. Pursuant to this agreement, we have agreed to reimburse Kelso and certain of its affiliates for their expenses incurred in connection with their investment in us and in connection with any services to be provided by them to us on a going-forward basis. We have also agreed to indemnify and hold harmless Kelso and certain of its affiliates with respect to their investment in us and any services to be provided by them to us on a going-forward basis.

Review, Approval or Ratification of Transactions with Related Persons

Our conflict of interest policy will prohibit employees and officers from engaging in any activity which might create or appear to create a conflict of interest or interfere with our business, except as approved by our Audit Committee. Furthermore, we will require that all conflicts of interest be fully disclosed by each employee. This policy is disclosed in our Code of Ethics. We also have a written prohibition of personal loans to executive officers or directors in our Corporate Governance policies, under which we are prohibited from making or renewing any personal loan to our executive officers or directors. In addition, pursuant to our Code of Ethics, our executive officers and directors are required to be free from actual or apparent conflicts of interest that would interfere with their loyalty to us or to our stockholders. Similarly, our Code of Ethics prohibits our executive officers and directors from appropriating business opportunities that are presented to the Company, from competing with the Company, and from using their positions with the Company or Company information for personal gain.

COMPENSATION DISCUSSION AND ANALYSIS

Summary

In this section, we provide information regarding the objectives and elements of our compensation philosophy, policies and practices with respect to the compensation of our executive officers who appear in the "Summary Compensation Table" below (referred to collectively throughout this section as our "Named Executive Officers").  The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to our compensation objectives. Our Named Executive Officers for the fiscal year ended December 31, 2011 were:

Name	Position(s)
Richard A. Degner	President and Chief Executive Officer
P. Mathew Verghese	Senior Vice President and Chief Financial Officer
Jesse Perez, III	Chief Accounting Officer
Christopher P. Graham	Senior Vice President, Secretary and General Counsel
Christopher T. Usher	Senior Vice President, Data Processing, Analysis and Interpretation and Chief Technology Officer

Stockholder Advisory Vote on Executive Compensation

We conducted our first advisory vote on executive compensation last year at our 2011 Annual Meeting of Stockholders. The advisory vote is not binding on the Company, our Board of Directors or our Compensation Committee. However, we believe it is important for our stockholders to have a means to express their opinions regarding our executive compensation philosophy, programs and policies. The Compensation Committee values the opinions expressed by our stockholders in its vote and considered the outcome of the stockholders’ vote when it made compensation decisions for the executive officers for fiscal year 2012. At our last Annual Meeting the stockholders approved the compensation of the Company’s Named Executive Officers by approximately 97% of votes cast.

At the same Annual Meeting, the stockholders, on an advisory basis, voted in favor of an annual advisory vote on the frequency of holding future votes to approve the compensation of the Company’s Named Executive Officers. In accordance with the stockholder’s preference on that vote, the Company will hold an advisory vote on executive compensation every year. Proposal No. 2 in this Proxy Statement contains the resolution and supporting materials with respect to this year’s advisory vote on executive compensation.

Objectives of Our Executive Compensation Program

Our executive compensation philosophy is based on pay-equity and at-risk compensation. We believe that a properly designed compensation program can substantially reinforce high performance. For this reason, our total compensation program is designed so that a significant amount of executive compensation is equity-based and therefore at risk. Our executive compensation program is designed to achieve the following objectives:

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Attract and retain talented and experienced executives to lead our Company.  In recent years, there has been strong demand for talented executives within the seismic services industry. Our overall compensation levels are targeted to attract the type of talent needed for us to maintain a leadership position in this highly competitive industry.

•
Align the interests of our executives with those of our stockholders. We believe that the best way to inspire cost-consciousness, leadership and performance is by distributing ownership in the form of equity-based compensation throughout our ranks. To align the interests of our executives with those of our stockholders, we provide a significant portion of compensation in the form of stock-based awards under our 2006 Incentive Compensation Plan.

•
Foster a team approach to achieve our business objectives. We believe an environment that promotes collaboration will best ensure the achievement of our long-term success. Accordingly, we have an internal pay-equity practice that recognizes the importance of all employees and encourages collaboration in the achievement of our business objectives.

Role of the Compensation Committee in Setting Executive Compensation

Our Compensation Committee is responsible for establishing, implementing and monitoring our compensation programs, including those applicable to our Named Executive Officers. In particular, the Compensation Committee's role is to oversee, on behalf of our Board, our compensation and benefit plans and policies, administer our incentive compensation plan (including reviewing and approving equity grants to directors and executive officers) and review and approve annually all compensation decisions relating to our Named Executive Officers and other executive officers. The Compensation Committee meets at least annually to review executive compensation programs, approve compensation levels, review management performance and approve final executive bonus payments.

Use of Compensation Consultant

In past years the Compensation Committee, through its collective experience in the seismic industry, has set executive compensation levels by relying on its general understanding of the compensation practices of other similar companies and considering general marketplace information. Pursuant to its charter, the Compensation Committee has the authority to retain an independent consultant as it deems appropriate and necessary. In 2010, the Compensation Committee retained the services of Pearl Meyer & Partners (“Pearl Meyer”) to serve as the Company's independent compensation consultant. The Compensation Committee requested a formal executive compensation review from Pearl Meyer to benchmark executive officer compensation against a peer group and to provide guidance to the Compensation Committee on its compensation practices, particularly cash bonus and equity compensation for the executive officer group. Pearl Meyer issued a written report to the Compensation Committee in the form of an Executive Compensation Review and Direct Peer Company Supplement on April 15, 2011 and, therefore, the Compensation Committee determined it was not in the best interests of the Company, nor necessary, to incur the additional costs of engaging such services for fiscal year 2011. The Compensation Committee has analyzed Pearl Meyer’s report and may implement certain recommendations by the end of fiscal year 2012 or early fiscal year 2013.

Role of Executive Officers in the Compensation Process

Our President and Chief Executive Officer ("CEO") is a current member of our Board of Directors and is a former member of our Compensation Committee. Our CEO has participated in deliberations with our Board and has participated in Compensation Committee meetings and decisions concerning senior executive officer compensation (other than his own). Our CEO no longer serves as a member of the Compensation Committee.  The Compensation Committee, however, continues to solicit recommendations from our CEO on compensation decisions affecting other members of our senior executive management team. No other executive officer assumes an active role in the evaluation, design or administration of our executive officer compensation program. Our CEO participates in all Compensation Committee meetings relating to executive compensation, other than those meetings, or portions thereof, that relate to his own compensation.

Executive Officer Compensation

Principal Components of Compensation of Our Named Executive Officers

The compensation package offered to our executive officers, including our Named Executive Officers, consists of the following components:

Element	Form of Compensation	Purpose of Compensation
Base Salary	Cash	Provides competitive fixed compensation to reflect the roles, responsibilities, skills, experience and performance of the executives
Short-Term Incentive	Cash Bonus and Commissions	Motivate and rewards the achievement of short-term corporate goals and reward the successful marketing of our programs
Long-Term Incentive	Stock Option and Restricted Stock Grants	Motivates and rewards financial performance over a sustained period and aligns management and stockholder interests by encouraging management ownership
Reinforces high-energy entrepreneurial spirit, which we believe is a key factor to high performance in our industry
Health, Retirement and Other Benefits	Eligibility to participate in plans generally available to all employees, including 401(k); Employee Stock Purchase Plan; vacation; health; life insurance, and disability plans	Plans are part of broad-based employee benefits

We are a primarily employee driven company and traditionally we have placed a high value on the role of equity compensation in our compensation philosophy, policies and practices. On average, over half of the compensation for the Named Executive Officers is in the form of long-term incentive compensation. To reward performance, we tend to weight such incentive pay more heavily than other elements of our Named Executive Officers’ total direct compensation.

The following table shows the breakdown of the total direct compensation pay mix for each of our Named Executive Officers in 2011:

Name	Salary as a % of Total	All Incentives as a % of Total	Annual Incentive as a % of Total	Long-Term Incentive as a % of Total
Richard A. Degner	41%	57%	10%	47%
P. Mathew Verghese	66%	33%	10%	23%
Jesse Perez, III (1)	19%	81%	6%	74%
Christopher P. Graham	29%	70%	10%	61%
Christopher T. Usher	38%	62%	15%	47%
________________________
(1)	Mr. Perez commenced employment in July of 2011 and did not receive a full year’s base salary.

Base Salary

We provide our executive officers and other employees with base salary to compensate them for services rendered during the year. We have historically set pay at levels that reflect the qualifications of each individual and what we believe to be the individual’s competing opportunities in the market. Base salaries are generally reviewed on an annual basis, considering various factors, such as (i) the executive's individual performance, (ii) the performance of the executive's division, (iii) our company-wide performance, (iv) the executive's experience and expertise, (v) the executive's position and job responsibility, (vi) the executive's years of service with us, and (vii) the average base pay level for similar positions within our Company. The weight given to each of these factors varies and the Compensation Committee exercises subjective judgment when making salary recommendations with respect to our executive officers. In accordance with its annual review, our Compensation Committee reviewed the base salaries of all of our Named Executive Officers during 2011.

The following table sets forth the base salaries of each Named Executive Officer as of the end of fiscal years 2011 and 2010, as well as the percentage change from last year.

	2011 Base Salary ($)	2010 Base Salary ($)
Named Executive			Percentage
Officer			Increase
Richard A. Degner	264,000	240,000	10%
P. Mathew Verghese	252,000	240,000	5%
Jesse Perez, III (1)	93,305	-	0%
Christopher P. Graham (2)	240,000	240,000	0%
Christopher T. Usher (3)	252,000	240,000	5%
________________________
(1)	Mr. Perez commenced employment in July of 2011.
(2)	Mr. Graham commenced employment in October of 2010. The base salary for 2010 is annualized to reflect Mr. Graham’s negotiated salary in his employment agreement.
(3)	Mr. Usher commenced employment in January of 2010. The base salary for 2010 is annualized to reflect Mr. Usher’s negotiated salary in his employment agreement.

Cash bonuses are paid at the sole discretion of the Compensation Committee, taking into account recommendations from our CEO for our executives other than himself. Each year, the Compensation Committee establishes a bonus pool from which employee bonuses are paid. The amount of the pool is determined by the Compensation Committee at the end of the year based on our overall corporate performance.

The Compensation Committee does not use a formula to determine the size of the bonus pool, nor does it establish performance metrics in advance. All employees who commence employment with us prior to November 30th of the applicable bonus year and continue to be employed with us as of December 31st of that year are eligible to receive bonuses with respect to that year, or otherwise at the discretion of the Board of Directors. The amount that each employee receives is equal to a percentage of his or her total compensation and is based on factors such as his or her role within the company, tenure, and individual performance as assessed by our senior managers and head of human resources and communicated to our CEO. No particular factor is assigned any particular weight and all individual bonus determinations are made in the sole discretion of the Compensation Committee, taking into account our CEO's recommendations (except in the case of our CEO whose bonus determination is made solely by the Compensation Committee). These cash bonuses reflect our belief that retaining proven talent is paramount to our future success.

In establishing the size of the 2011 bonus pool, the Compensation Committee considered our overall performance and our CEO's recommendations regarding executive performance. When making recommendations regarding bonuses paid to our Named Executive Officers, our CEO considered the seniority of each member of management and each executive officer's contribution to our growth and profitability. For fiscal year 2011, Mr. Degner received cash bonus compensation of $66,000, Mr. Verghese received cash bonus compensation of $37,800, Mr. Perez received cash bonus compensation of $30,000, Mr. Graham received cash bonus compensation of $80,000, and Mr. Usher received cash bonus compensation of $100,800.

In addition to cash bonuses, sales commissions may be paid based upon the successful marketing of our programs. No Named Executive Officer received a commission payment in fiscal year 2011.

Long-Term Incentive Compensation

We believe that widely distributing ownership of the company to our employees through the grant of equity awards is critical to establishing and building a high performance, value conscious culture. A key objective of our compensation program is to encourage loyalty and reward long-term strategic accomplishments and enhancement of longer-term stockholder value through equity-based incentives which include stock option grants and restricted stock awards.  The historical practice of the Board has been to grant equity-based awards to attract, retain, motivate and reward employees, particularly executive officers and managers, and to create a culture of ownership in our company. Such grants have primarily consisted of restricted stock and stock options. Stock option grants typically vest over four years and restricted stock awards typically vest over eight calendar quarters beginning on the last day of the first full calendar quarter following the first anniversary of the grant date.

All equity compensation awards are granted pursuant to our 2006 Incentive Compensation Plan. We do not grant equity awards on an annual basis. We have historically granted stock options with an exercise price in excess of the grant date fair value in order to create an incentive for the employees to create value. Generally, the Board has granted awards of restricted stock or stock options to employees when they join the Company.

To date we have not implemented any specific equity granting policies or stock ownership guidelines for our executives. We are presently reviewing best practices and reevaluating our position with respect to equity granting policies and stock ownership guidelines. Several of our executive officers have established trading plans pursuant to Rule 10b5-1 of the Exchange Act to manage their sales of our securities. Each of the Named Executive Officers received an equity grant in fiscal year 2011.

Broad-Based Employee Benefits and Other Perquisites

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers, including our Named Executive Officers, are eligible to participate in all of our employee benefit plans, including company-paid medical, dental, vision, group life and accidental death and dismemberment insurance, our employee stock purchase plan and our 401(k) retirement plan, on the same basis as other employees. We also pay certain life insurance premiums on behalf of our employees, including Named Executive Officers.

401(k) Retirement Plan

Under our 401(k) retirement plan, we currently provide a matching contribution of 100% on the first 3% of employee contributions and 50% on the next 2% of employee contributions. At the discretion of our board, we may also elect to make a profit sharing contribution to the 401(k) retirement plan. We did not make a profit sharing contribution in 2011.

Pension Benefits

None of our Named Executive Officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Compensation Mix

Our current compensation package is designed to provide a balance between achieving our business objectives and providing competitive compensation to our executives. The cash components—base salary and annual cash bonus compensation—provide a strong link between our operations management and financial performance and the compensation that is earned by the executives. The equity compensation component is designed to encourage high performance by closely aligning an executive's pay with the interests of our stockholders. To date we have not established any formula for determining the portion of an executive's compensation that will be paid in equity versus cash or the amount that should be guaranteed versus at-risk. However, our historical practice has been to provide the senior members of our management team with a significant percentage of their total compensation in the form of equity-based compensation—generally stock options or restricted stock. On average, over half of the compensation paid to our Named Executive Officers is in the form of long-term incentive compensation.

Tax and Accounting Implications

Deductibility of Executive Compensation/Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, or the Code (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer, chief financial officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. The Board's policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Board reserves the right to design compensation programs that recognize a full range of performance criteria considered important to our success, even when the compensation paid under such programs may not be deductible. We have intended to structure equity awards to the Named Executive Officers under the 2006 Incentive Compensation Plan as qualifying performance-based compensation for Section 162(m) purposes. However, no assurances can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Accounting for Stock-Based Compensation

We account for stock-based payments under our stock incentive plan in accordance with the requirements of FASB ASC 718.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussions with management, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2011.

This report is hereby submitted by the members of the Compensation Committee of the Board of Directors:

•	George E. Matelich (Chairman)
•	Damir S. Skerl
•	Karl F. Kurz

Executive Compensation

The following narrative, tables and footnotes describe the "total direct compensation" earned during fiscal years 2011, 2010 and 2009 by our Named Executive Officers. The total direct compensation presented below in the "Summary Compensation Table" does not reflect the actual compensation received by our Named Executive Officers in each such fiscal year. The actual value realized by our Named Executive Officers in fiscal year 2011 from long-term incentives is presented in the Option Exercises and Stock Vested table.

Summary Compensation Table

The following table sets forth information concerning the compensation paid to our Named Executive Officers for services to the Company during the fiscal years ended December 31, 2011, 2010 and 2009:

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Title	Year	($)	($)(1)	($)(2)(3)	($)(3)(4)	($)(5)	($)
Richard A. Degner	2011	264,000	66,000	296,750	-	11,190	637,940
President and Chief	2010	240,000	96,000	-	-	13,690	349,690
Executive Officer	2009	240,000	79,200	-	10,678	13,878	343,756
P. Mathew Verghese	2011	252,000	37,800	89,025	-	5,058	383,883
Senior Vice President	2010	240,000	96,000	210,000	-	355	546,355
and Chief Financial Officer	2009	184,000	64,228	114,900	60,339	1,072	424,539
Jesse Perez, III (6)	2011	93,305	30,000	359,600	-	161	483,066
Chief Accounting Officer	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
Christopher P. Graham	2011	240,000	80,000	178,050	328,790	7,070	833,910
Senior Vice President,	2010	44,545	60,000	277,550	-	11	382,106
Secretary and General Counsel	2009	-	-	-	-	-	-
Christopher T. Usher (7)	2011	252,000	100,800	307,750	-	670	661,220
Senior Vice President, Data	2010	210,000	81,008	420,000	-	338	711,346
Processing, Analysis and Interpretation and Chief Technology Officer	2009	-	-	-	400,076	-	400,076
________________________
(1)
The amounts in this column represent discretionary bonuses to each of our Named Executive Officers with respect to the applicable year; except in 2010, Mr. Graham was paid a signing bonus of $30,000.  Discretionary bonuses reported in 2011 were earned in fiscal year 2011; however, they were not all paid until January 2012.

(2)
The amounts in this column represent the grant date fair value of the full equity awards with respect to stock awards for the fiscal year computed in accordance with FASB ASC 718. See Note 12 to our consolidated financial statements included in our Form 10-K filed on February 22, 2012 which is incorporated herein by reference.

(3)
Under generally accepted accounting principles, compensation expense with respect to stock awards and option awards granted to the Company’s employees and directors is generally recognized over the vesting periods applicable to the awards. The SEC rules previously required that stock award and option award information for 2009 be presented based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year the Company could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, the recent changes in the SEC rules require that the stock award and option award amounts in the applicable columns of the table above with respect to 2009 be presented on a similar basis as the 2010 and 2011 presentation using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Because this requirement differs from the past rules, the amounts reported in the table above for stock awards and option awards in 2009 differ from the amounts previously reported in our S-1/A filed on April 21, 2010 for these years reported. As a result, the named executive officer’s total compensation amounts for 2009 also differs from the amount previously reported in our S-1/A filed on April 21, 2010.

(4)
The amounts in this column represent the grant date fair value of the full equity awards with respect to option awards for the fiscal year computed in accordance with FASB ASC 718. See Note 12 to our consolidated financial statements included in our Form 10-K filed on February 22, 2012 and is incorporated herein by reference.

(5)
The amounts in this column represent the Company matching contributions made to each of the Named Executive Officers under our 401(k) retirement plan and amounts we paid for life insurance premiums for the Named Executive Officers. Life insurance premiums paid for Messrs. Degner, Verghese, Perez, Graham, and Usher in 2011 were $670, $438, $161, $270, and $670, respectively.

(6)	Mr. Perez's fiscal 2011 compensation represents amounts earned commencing in July of 2011, his month of hire, through December 2011. These amounts do not represent a full year's compensation.
(7)	The Nonstatutory Stock Options were granted to Mr. Usher on November 20, 2009, prior to the commencement of his employment with the Company.

Grants of Plan Based Awards for Fiscal Year 2011

The following table reports all grants of plan-based awards made during fiscal year 2011 to our Named Executive Officers:

Named Executive Officer	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Stock Awards: Number of Securities Underlying Options (#)(2)	Exercise of Base Price of Option Awards ($)/Sh	Grant Date Fair Value of Stock and Option Awards ($)(3)
Richard A. Degner	8/12/2011	25,000			296,750
P. Mathew Verghese	8/12/2011	7,500			89,025
Jesse Perez, III	7/7/2011	20,000			359,600
Christopher P. Graham	8/12/2011	15,000			178,050
	2/1/2011		20,000	15.00	110,996
	2/1/2011		10,000	20.00	49,138
	2/1/2011		20,000	25.00	88,345
	2/1/2011		20,000	30.00	80,311
Christopher T. Usher	2/11/2011	10,000			129,700
	8/12/2011	15,000			178,050
________________________
(1)
The stock awards granted to each of our Named Executive Officers vest with respect to 12.5% of the number of shares granted to the Named Executive Officer on the last day of the first full calendar quarter following the first anniversary of the grant date and on the last day of each of the next seven calendar quarters thereafter.

(2)
The stock options granted to each of our named executive officers vest with respect to 25% of the underlying shares on the last day of the calendar quarter that contains the first anniversary of the grant date and on each of the next three anniversaries of the last day of that calendar quarter.

(3)	The amounts reported in this column represent the grant date fair value of the full equity awards reported in the previous columns pursuant to FASB ASC 718.

Outstanding Equity Awards at Fiscal Year End 2011

The following table provides information regarding the value of all unexercised options and unvested restricted stock previously awarded to our Named Executive Officers:

	Option Awards				Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)
Richard A. Degner	10,000	-	15	6/3/2017	25,000	168,000
	10,000	-	20	6/3/2017
	20,000	-	25	6/3/2017
	20,000	-	30	6/3/2017
	5,000	5,000	15	6/29/2019
Total	65,000	5,000			25,000	168,000
P. Mathew Verghese	7,500	7,500	15	3/30/2019	22,500	151,200
	7,500	7,500	20	3/30/2019
	10,000	10,000	25	3/30/2019
	10,000	10,000	30	3/30/2019
	5,000	5,000	15	6/29/2019
Total	40,000	40,000			22,500	151,200
Jesse Perez, III	-	-	-	-	20,000	134,400
Total	-	-			20,000	134,400
Christopher P. Graham	5,000	15,000	15	1/31/2021	50,000	336,000
	2,500	7,500	20	1/31/2021
	5,000	15,000	25	1/31/2021
	5,000	15,000	30	1/31/2021
Total	17,500	52,500			50,000	336,000
Christopher T. Usher	3,750	11,250	15	11/19/2019	43,750	294,000
(2)	2,500	7,500	20	11/19/2019
	5,000	15,000	25	11/19/2019
	5,000	15,000	30	11/19/2019
Total	16,250	48,750			43,750	294,000
________________________
(1)	The values set forth in this column are based on the fair market value of our shares on December 30, 2011.
(2)	The Nonstatutory Stock Options were granted to Mr. Usher on November 20, 2009, when he accepted his offer of employment

Option Exercises and Stock Vested in Fiscal Year 2011

The following table provides information as of December 31, 2011, regarding options exercised and vested stock awards held by each of the Named Executive Officers:

Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (#)(1)

Richard A. Degner	-	-	-	-
P. Mathew Verghese	-	-	11,625	109,958
Jesse Perez, III	-	-	-	-
Christopher P. Graham	-	-	-	-
Christopher T. Usher	-	-	11,250	121,838
________________________
(1)	The values set forth in this column are based on the fair market value of our shares on the vesting date.

Employment Agreements and Change of Control Arrangements

In the past, we entered into employment agreements with certain of our Named Executive Officers. Starting in 2008, our Compensation Committee determined that it was in the best interests of the growth potential of our Company to not renew such employment agreements upon the expiration of the initial term. During fiscal year 2011, Mr. Verghese and Mr. Usher had employment agreements, which expired on January 1, 2012. Currently, Mr. Graham is the only Named Executive Officer with an employment agreement. Mr. Graham’s employment agreement expires in December 31, 2013, unless renewed. The terms of the employment agreements are summarized below under the subheadings “P. Mathew Verghese Employment Agreement,” “Christopher P. Graham Employment Agreement,” and “Christopher T. Usher Employment Agreement”.

P. Mathew Verghese Employment Agreement

We entered into an employment agreement with Mathew Verghese, our Senior Vice President and Chief Financial Officer on December 24, 2009. The employment agreement had an initial term of two years, and renewed automatically for additional one-year terms unless either party gave notice of an election not to renew at least 90 days prior to the end of the term. Pursuant to the agreement, Mr. Verghese was entitled to an initial base salary of $240,000, subject to review and increase by us from time to time. Mr. Verghese's employment agreement also provided that he may receive an annual cash and/or stock bonus at the discretion of our board of directors, he was entitled to four weeks of paid vacation each year and was permitted to participate in other employee benefit plans and arrangements in which executives at or above the level of senior vice president participate. Mr. Verghese’s employment agreement expired on January 1, 2012. The provisions of such agreement are further summarized below.

If Mr. Verghese's employment was terminated without "Cause" (as defined) or if he terminated his employment for "Good Reason" (as defined), (a) we were obligated to pay him: (i) his base salary through the date of termination; (ii) an amount equal to one-year's base salary; and (iii) the greater of: (x) the amount of the bonus paid to him for the prior year, (y) the average of the bonuses paid to him for the two prior years and (z) twenty percent of his base salary; and (b) all of his unvested restricted stock outstanding will vest. If his employment was terminated for death or disability, we were obligated to pay him his base salary through the date of termination and he was entitled to consideration for an annual bonus with respect to the calendar year in which he died or became disabled, which amount would have been pro-rated for the number of days worked. In addition, he would become fully vested in all unvested restricted stock outstanding on the date of his disability or death. If he terminated his employment for other than "good reason" or we terminated his employment for "Cause", we were obligated to pay him his base salary through the date of termination.

                   Mr. Verghese's employment agreement defined "Cause" as:

•
his failure or refusal to perform substantially his material duties, responsibilities and obligations (other than a failure resulting from his incapacity due to physical or mental illness), which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to him specifying the manner in which he has failed substantially to perform;

•	any intentional act involving fraud, misrepresentation, theft, embezzlement, or dishonesty ("Fraud") resulting in harm to us;
•	conviction of (or a plea of nolo contendere to) an offense which is a felony or which is a misdemeanor that involves Fraud; or
•	a material breach of his employment agreement by him.

We were required to provide written notice to him describing the nature of the Cause event within 30 days of any such Cause event and he had 30 calendar days to cure the Cause event to our reasonable satisfaction.

                   A "Good Reason" had any of the following meanings (without his express written consent):

•	A diminution in his base salary;
•
A change in the location where he performs the majority of his job duties at the time he executes his employment agreement ("Base Location") to a location that is more than fifty (50) miles from the Base Location, without his written consent, except for reasonably required travel by him on our company's business;

•	A substantial and adverse diminution in his duties, authority, responsibility or position with our company; or
•	Any breach by our company of any material provision of his employment agreement.

However, Good Reason existed with respect to an above specified matter only if the matter was not corrected, or begun to be corrected, by us within thirty (30) days after our receipt of written notice of the matter from him.

Mr. Verghese's employment agreement contained restrictions on the use of confidential information and 12-month post-termination non-competition and non-solicitation covenants. In addition, the agreement obligated us to indemnify him, to the maximum extent allowed by law, against proceedings brought against him arising out of his duties serving as our officer, and to reimburse or advance to him the funds necessary for the payment of his expenses arising out of any such proceedings.

Christopher P. Graham Employment Agreement

We entered into an employment agreement with Christopher P. Graham, our Senior Vice President and General Counsel on October 15, 2010. The employment agreement has an initial term of three years, and renews automatically for additional one-year terms unless either party gives notice of an election not to renew at least 90 days prior to the end of the term. Mr. Graham is entitled to an initial base salary of $240,000, subject to review and increase by us from time to time. Mr. Graham's employment agreement also provides that he may receive an annual cash and stock bonus (each at the discretion of our Board of Directors). However, such annual bonus shall not be less than 1/3 of Mr. Graham's current year base salary.  He is also entitled to four weeks of paid vacation each year and may participate in other employee benefit plans and arrangements in which executives at or above the level of senior vice president participate.

If we terminate Mr. Graham's employment without "Cause" (as defined) or if he terminates his employment for "Good Reason" (as defined), (a) we will be obligated to pay him: (i) his base salary through the date of termination; (ii) an amount equal to one-year's base salary; and (iii) the greater of: (x) the amount of the bonus paid to him for the prior year, or (y) the average of the bonuses paid to him for the two prior years; and (b) all of his unvested restricted stock outstanding will vest. If his employment is terminated for death or disability, we will be obligated to pay him his base salary through the date of termination and he will be entitled to consideration for an annual bonus with respect to the calendar year in which he dies or becomes disabled, which amount will be pro-rated for the number of days worked. In addition, he will become fully vested in all unvested restricted stock outstanding on the date of his disability or death. If he terminates his employment for other than "good reason" or we terminate his employment for "Cause", we will only be obligated to pay him his base salary through the date of termination. If we elect not to renew Mr. Graham's employment agreement, he will be eligible to receive the annual bonus, if any, for the year in which the non-renewal notice is provided, which amount will be pro-rated for the number of days worked. Additionally, Mr. Graham is entitled to receive a prorated annual bonus of 1/3 of his current base salary upon his termination subject to the provisions of the agreement.

Mr. Graham's employment agreement defines "Cause" as:

•
his failure or refusal to perform substantially his material duties, responsibilities and obligations (other than a failure resulting from his incapacity due to physical or mental illness), which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to him specifying the manner in which he has failed substantially to perform;

•	any intentional act involving fraud, misrepresentation, theft, embezzlement, or dishonesty ("Fraud") resulting in harm to us;
•	conviction of (or a plea of nolo contendere to) an offense which is a felony or which is a misdemeanor that involves Fraud; or
•	a material breach of his employment agreement by him.

We are required provide written notice to him describing the nature of the Cause event within 30 days of any such Cause event and he has 30 days to cure the Cause event to our reasonable satisfaction.

A "Good Reason" shall mean any of the following (without his express written consent):

•	A diminution in his base salary;
•
A change in the location where he performs the majority of his job duties at the time he executes his employment agreement ("Base Location") to a location that is more than twenty (20) miles from the Base Location, without his written consent, except for reasonably required travel by him on our company's business;

•	A substantial and adverse diminution in his duties, authority, responsibility or position with our Company;
•	The termination of Mr. Richard Degner; or
•	Any breach by our company of any material provision of his employment agreement.

However, Good Reason shall exist with respect to an above specified matter only if the matter is not corrected, or begun to be corrected, by us within 30 days after our receipt of written notice of the matter from him.

Mr. Graham's employment agreement contains restrictions on the use of confidential information and 12-month post-termination non-competition and non-solicitation covenants. In addition, the agreement obligates us to indemnify him, to the maximum extent allowed by law, against proceedings brought against him arising out of his duties serving as our officer, and to reimburse or advance to him the funds necessary for the payment of his expenses arising out of any such proceedings.

Christopher T. Usher Employment Agreement

We entered into an employment agreement with Christopher T. Usher, our Senior Vice President and Chief Technology Officer on January 1, 2010. The employment agreement had an initial term of two years, and renewed automatically for additional one-year terms unless either party gave notice of an election not to renew at least 90 days prior to the end of the term. Pursuant to the agreement, Mr. Usher was entitled to an initial base salary of $240,000, subject to review and increase by us from time to time. Mr. Usher's employment agreement also provided that he may receive an annual cash and/or stock bonus at the discretion of our board of directors; he was entitled to four weeks of paid vacation each year and was permitted to participate in other employee benefit plans and arrangements in which executives at or above the level of senior vice president participate. Mr. Usher’s employment agreement expired on January 1, 2012. The provisions of such agreement are further summarized below.

If Mr. Usher's employment was terminated without "Cause" (as defined) or if he terminated his employment for "Good Reason" (as defined), (a) we were obligated to pay him: (i) his base salary through the date of termination; (ii) an amount equal to one-year's base salary; and (iii) the greater of: (x) the amount of the bonus paid to him for the prior year, (y) the average of the bonuses paid to him for the two prior years and (z) twenty percent of his base salary; and (b) all of his unvested restricted stock outstanding will vest. If his employment was terminated for death or disability, we were obligated to pay him his base salary through the date of termination and he was entitled to consideration for an annual bonus with respect to the calendar year in which he died or became disabled, which amount would have been pro-rated for the number of days worked. In addition, he would become fully vested in all unvested restricted stock outstanding on the date of his disability or death. If he terminated his employment for other than "good reason" or we terminated his employment for "Cause", we were obligated to pay him his base salary through the date of termination.

                   Mr. Usher's employment agreement defined "Cause" as:

•
his failure or refusal to perform substantially his material duties, responsibilities and obligations (other than a failure resulting from his incapacity due to physical or mental illness), which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to him specifying the manner in which he has failed substantially to perform;

•	any intentional act involving fraud, misrepresentation, theft, embezzlement, or dishonesty ("Fraud") resulting in harm to us;
•	conviction of (or a plea of nolo contendere to) an offense which is a felony or which is a misdemeanor that involves Fraud; or
•	a material breach of his employment agreement by him.

We were required to provide written notice to him describing the nature of the Cause event within 30 days of any such Cause event and he had 30 calendar days to cure the Cause event to our reasonable satisfaction.

A "Good Reason" shall mean any of the following (without his express written consent):

•	A diminution in his base salary;
•
A change in the location where he performs the majority of his job duties at the time he executes his employment agreement ("Base Location") to a location that is more than fifty (50) miles from the Base Location, without his written consent, except for reasonably required travel by him on our company's business;

•	A substantial and adverse diminution in his duties, authority, responsibility or position with our company; or
•	Any breach by our company of any material provision of his employment agreement.

However, Good Reason existed with respect to an above specified matter only if the matter was not corrected, or begun to be corrected, by us within thirty (30) days after our receipt of written notice of the matter from him.

Mr. Usher's employment agreement contained restrictions on the use of confidential information and 12-month post-termination non-competition and non-solicitation covenants. In addition, the agreement obligated us to indemnify him, to the maximum extent allowed by law, against proceedings brought against him arising out of his duties serving as our officer, and to reimburse or advance to him the funds necessary for the payment of his expenses arising out of any such proceedings.

Change of Control Arrangements

The following sets forth the incremental compensation that would be payable by us to each of our Named Executive Officers in the event of (i) a change of control or (ii) each named executive officer's termination of employment with us under various scenarios, which we refer to as "Termination Events," including the Named Executive Officer's voluntary resignation, involuntary termination for "Cause," involuntary termination without "Cause," termination by the executive for "Good Reason," termination in connection with a "Change of Control," termination in the event of "Disability," termination in the event of death, and termination in the event of retirement, where each of these defined terms has the meaning ascribed to it in the respective executive's employment agreement. In accordance with applicable SEC rules, the following discussion assumes:

•	that the Termination Event in question or change of control occurred on December 30, 2011, the last business day of 2011; and

•	with respect to calculations based on our stock price, we used $6.72, which was the fair market value of our stock as of December 30, 2011, the last business day of 2011.

The analysis contained in this section does not consider or include payments made to a Named Executive Officer with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation, in favor of our executive officers and that are available generally to all salaried employees, such as our 401(k) Plan. The actual amounts that would be paid to a Named Executive Officer upon termination of employment can only be determined at the time of such executive officer's termination. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the termination events, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price at such time, and the executive officer's age.

Each Named Executive Officer is party to equity award agreements relating to options or restricted stock granted under our 2006 Incentive Compensation Plan. Specifically, each stock option or restricted stock award agreement provides for accelerated vesting of all options or shares of restricted stock in the event of an executive's death or disability or in the event of a change of control. Mr. Graham is also a party to an individual employment agreement. His agreement and plan may provide that he is entitled to additional consideration in the event of a Termination Event.

Assuming a change in control (as defined in our 2006 Incentive Compensation Plan) occurred on December 30, 2011, the vesting of the unvested stock options and restricted stock granted to our Named Executive Officers pursuant to the 2006 Incentive Compensation Plan would have accelerated and all stock options would have become vested and exercisable as of that date and all restrictions on the shares of restricted stock would have lapsed as of that date. While all of our Named Executive Officers would have been entitled to accelerated vesting of their options if a change in control occurred on December 30, 2011, since the options were underwater, such acceleration would have had no value.

Richard A. Degner.                                Mr. Degner does not have an employment agreement.  Therefore, he is not entitled to any compensation payable or benefits upon a Termination Event except as provided in his equity awards.

	Change of Control ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)

Element
Stock Option Awards(1)	-	-	-
Restricted Stock Awards (2)	168,000	168,000	168,000
Total	168,000	168,000	168,000
________________________
(1)
The table above shows no amount of intrinsic value for unvested options as of December 30, 2011, that could have accelerated vesting upon a termination event because the exercise price of all such options is above $6.72 per share, the fair market value of our stock on December 30, 2011.

(2)
Mr. Degner’s equity awards provide that they shall vest in full upon a change in control or upon his death or disability. The table above shows the amount of intrinsic value for restricted stock as of December 30, 2011 that would have accelerated vesting upon the termination event based on a value of $6.72 per share, the fair market value of our stock on December 30, 2011.

P. Mathew Verghese.    In addition to the amounts listed below, Mr. Verghese is entitled to all accrued compensation and unreimbursed expenses through the date of termination. Please refer to the above discussion regarding Mr. Verghese's employment agreement for the specific timing and payouts of severance compensation.

Element	Voluntary Resignation ($)	Involuntary Termination for Cause ($)	Involuntary Termination by us without Cause or by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(6)	Change of Control without Termination ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment (1)	-	-	252,000	252,000	-	-	-
Bonus Payment (2)	-	-	96,000	96,000	-	37,800	37,800
Stock Option Awards (3)	-	-	-	-	-	-	-
Restricted Stock Awards (4)	-	-	151,200	151,200	151,200	151,200	151,200
Continued Health Coverage (5)	-	-	-	-	-	-	-
Total	-	-	499,200	499,200	151,200	189,000	189,000
________________________
(1)
In the event of termination without Cause or termination for Good Reason, Mr. Verghese was entitled to an amount equal to one year of base salary at the rate in effect immediately before the Termination, payable in a lump sum.

(2)
In the event of termination without Cause or termination for Good Reason, Mr. Verghese was entitled to an amount equal to the greater of: (i) the amount of his annual bonus, if any, relating to the calendar year immediately preceding the year containing the termination date, (ii) the average of the annual bonus amounts, if any, relating to the two consecutive calendar years immediately preceding the year containing the termination date, or (iii) twenty percent of his base salary payable in a lump sum. The amounts in this row represent Mr. Verghese’s annual bonus paid in 2010, the prior calendar year. If his employment was terminated for death or disability, he was entitled to consideration for an annual bonus with respect to the calendar year in which he died or became disabled, which amount would be pro-rated for the number of days worked. The amounts of the bonuses for termination of disability are the amounts of the actual bonus paid for 2011.

(3)
The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Verghese's various option agreements governing the grants. In general, all option grants will vest if Mr. Verghese's employment is terminated in the event of disability or death. The table above shows no amount of intrinsic value for unvested options as of December 30, 2011 that would have accelerated vesting upon the termination event because the exercise price of all such options is above $6.72 per share, the fair market value of our stock on December 30, 2011.

(4)
Mr. Verghese's employment agreement provided that all outstanding restricted stock vested if Mr. Verghese's employment was terminated without Cause or for Good Reason. Mr. Verghese's restricted stock award agreements provide that his shares of restricted stock will vest in the event of his death or disability or in the event of a change of control. The table above shows the amount of intrinsic value for restricted stock as of December 30, 2011 that would have accelerated vesting upon the termination event based on a value of $6.72 per share, the fair market value of our stock on December 30, 2011.

(5)	Mr. Verghese was not entitled to continuing health coverage other than may be provided under COBRA.
(6)	Amounts payable to Mr. Verghese for termination in connection with a change of control without Cause or with Good Reason were the same as if there were no change of control.

Jesse Perez, III.    Mr. Perez does not have an employment agreement. Therefore, he is not entitled to any compensation payable or benefits upon a Termination Event except as provided in his equity awards.

	Change of Control ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)

Element
Stock Option Awards (1)	-	-	-
Restricted Stock Awards (2)	134,400	134,400	134,400
Total	134,400	134,400	134,400
________________________

(1)
The table above shows no amount of intrinsic value for unvested options as of December 30, 2011, that could have accelerated vesting upon a termination event because the exercise price of all such options is above $6.72 per share, the fair market value of our stock on December 30, 2011.

(2)
Mr. Perez’s equity awards provide that they shall vest in full upon a change in control or upon his death or disability. The table above shows the amount of intrinsic value for restricted stock as of December 30, 2011 that would have accelerated vesting upon the termination event based on a value of $6.72 per share, the fair market value of our stock on December 30, 2011.

Christopher P. Graham.  In addition to the amounts listed below, Mr. Graham is entitled to all accrued compensation and unreimbursed expenses through the date of termination. Please refer to the above discussion regarding Mr. Graham's employment agreement for the specific timing and payouts of severance compensation.

Element	Voluntary Resignation ($)	Involuntary Termination for Cause ($)	Involuntary Termination by us without Cause or by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(6)	Change of Control without Termination ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment (1)	-	-	240,000	240,000	-	-	-
Bonus Payment (2)	-	-	30,000	30,000	-	80,000	80,000
Stock Option Awards (3)	-	-	-	-	-	-	-
Restricted Stock Awards (4)	-	-	336,000	336,000	336,000	336,000	336,000
Continued Health Coverage (5)	-	-	-	-	-	-	-
Total	-	-	606,000	606,000	336,000	416,000	416,000
________________________
(1)
In the event of termination without Cause or termination for Good Reason, Mr. Graham is entitled to an amount equal to one year of base salary at the rate in effect immediately before the Termination, payable in a lump sum.

(2)
In the event of termination without Cause or termination for Good Reason, Mr. Graham is entitled to an amount equal to the greater of: (i) the amount of his annual bonus, if any, relating to the calendar year immediately preceding the year containing the termination date, or (ii) the average of the annual bonus amounts, if any, relating to the two consecutive calendar years immediately preceding the year containing the termination date. The amounts in this row represent Mr. Graham’s annual bonus paid in 2010, the prior calendar year. If his employment is terminated for death or disability, he will be entitled to consideration for an annual bonus with respect to the calendar year in which he dies or becomes disabled, which amount will be pro-rated for the number of days worked. The pro-rated amounts of the bonuses for termination of disability are estimated at one-half of the actual bonus paid for 2011. If we elect not to renew Mr. Graham's employment agreement, he will be eligible to receive the annual bonus, if any, for the year in which the non-renewal notice is provided, which amount will be pro-rated for the number of days worked.

(3)
The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Graham's various option agreements governing the grants. In general, all option grants will vest if Mr. Graham's employment is terminated in the event of disability or death. The table above shows no amount of intrinsic value for unvested options as of December 31, 2011 that would have accelerated vesting upon the termination event because the exercise price of all such options is above $6.72 per share, the fair market value of our stock on December 30, 2011.

(4)
Mr. Graham's employment agreement provides that all outstanding restricted stock will vest if Mr. Graham's employment is terminated without Cause or for Good Reason. Mr. Graham's restricted stock award agreements provide that his shares of restricted stock will vest in the event of his death or disability or in the event of a change of control. The table above shows the amount of intrinsic value for restricted stock as of December 30, 2011 that would have accelerated vesting upon the termination event based on a value of $6.72 per share, the fair market value of our stock on December 30, 2011.

(5)	Mr. Graham is not entitled to continuing health coverage other than may be provided under COBRA.
(6)	Amounts payable to Mr. Graham for termination in connection with a change of control without Cause or with Good Reason are the same as if there were no change of control.

Christopher T. Usher.  In addition to the amounts listed below, Mr. Usher is entitled to all accrued compensation and unreimbursed expenses through the date of termination. Please refer to the above discussion regarding Mr. Usher's employment agreement for the specific timing and payouts of severance compensation.

Element	Voluntary Resignation ($)	Involuntary Termination for Cause ($)	Involuntary Termination by us without Cause or by Executive for Good Reason ($)	Termination in Connection with Change of Control (without Cause or for Good Reason) ($)(6)	Change of Control without Termination ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)
Cash Severance Payment (1)	-	-	252,000	252,000	-	-	-
Bonus Payment (2)	-	-	81,008	81,008	-	100,800	100,800
Stock Option Awards (3)	-	-	-	-	-	-	-
Restricted Stock Awards (4)	-	-	294,000	294,000	294,000	294,000	294,000
Continued Health Coverage (5)	-	-	-	-	-	-	-
Total	-	-	627,008	627,008	294,000	394,800	394,800
________________________
(1)
In the event of termination without Cause or termination for Good Reason, Mr. Usher was entitled to an amount equal to one year of base salary at the rate in effect immediately before the Termination, payable in a lump sum.

(2)
In the event of termination without Cause or termination for Good Reason, Mr. Usher was entitled to an amount equal to the greater of: (i) the amount of his annual bonus, if any, relating to the calendar year immediately preceding the year containing the termination date, (ii) the average of the annual bonus amounts, if any, relating to the two consecutive calendar years immediately preceding the year containing the termination date, or (iii) twenty percent of his base salary payable in a lump sum. The amounts in this row represent Mr. Usher’s annual bonus paid in 2010, the prior calendar year. If his employment was terminated for death or disability, he was entitled to consideration for an annual bonus with respect to the calendar year in which he died or became disabled, which amount would be pro-rated for the number of days worked. The amounts of the bonuses for termination of disability are the amounts of the actual bonus paid for 2011.

(3)
The acceleration of vesting of stock options, if any, is governed under the terms of Mr. Usher's various option agreements governing the grants. In general, all option grants will vest if Mr. Usher's employment is terminated in the event of disability or death. The table above shows no amount of intrinsic value for unvested options as of December 30, 2011 that would have accelerated vesting upon the termination event because the exercise price of all such options is above $6.72 per share, the fair market value of our stock on December 30, 2011.

(4)
Mr. Usher's employment agreement provided that all outstanding restricted stock would vest if Mr. Usher's employment was terminated without Cause or for Good Reason. Mr. Usher's restricted stock award agreements provide that his shares of restricted stock will vest in the event of his death or disability or in the event of a change of control. The table above shows the amount of intrinsic value for restricted stock as of December 30, 2011 that would have accelerated vesting upon the termination event based on a value of $6.72 per share, the fair market value of our stock on December 30, 2011.

(5)	Mr. Usher was not entitled to continuing health coverage other than may be provided under COBRA.
(6)	Amounts payable to Mr. Usher for termination in connection with a change of control without Cause or with Good Reason were the same as if there were no change of control.

Director Compensation

In 2011, the Compensation Committee and the Board of Directors approved changes regarding compensation paid to independent directors. Our independent directors were eligible to receive $35,000 in shares of the Company's common stock, as valued on the grant date and subject to the standard vesting requirements, and $35,000 in cash consideration of which $25,000 for meeting fees and $10,000 for expenses. The Chairman of the Audit Committee was eligible to receive an additional grant of $10,000 in shares of the Company's common stock, as valued on the grant date and subject to the standard vesting requirements. Mr. Matelich and Mr. Osborne have declined to receive any compensation for services provided as directors of the Company.

Directors, who are also full-time officers or employees of our Company, do not receive additional compensation for serving as directors. Currently, one member of our Board of Directors, Mr. Degner, is also an executive officer of the Company. As an employee, Mr. Degner receives a salary and certain other benefits as set forth under “Compensation Discussion and Analysis” and “Executive Compensation” above, but no additional compensation for his service as a director. The following table sets forth the compensation paid to each of our independent directors in 2011.

	Fees Earned or Paid in Cash ($)			All Other Compensation ($)	Total ($)

		Stock Awards ($) (1)	Option Awards ($)

Name
Richard A. Degner	-	-	-	-	-
Karl F. Kurz (2)	35,000	45,540	-	-	80,540
Damir S. Skerl	35,000	35,420	-	-	70,420
George E. Matelich	-	-	-	-	-
Joseph P. McCoy (3)	26,250	26,303	-	-	52,553
Stanley de Jongh Osborne	-	-	-	-	-
Michael C. Forrest	35,000	35,420	-	-	70,420
Michael S. Bahorich (4)	26,250	26,303	-	-	52,553
________________________
(1)
The amounts in this column represent the grant date fair value of the full equity awards with respect to stock awards for the fiscal year computed in accordance with FASB ASC 718. See Note 12 to our consolidated financial statements included in our Form 10-K filed on February 22, 2012 which is incorporated herein by reference.

(2)	Mr. Kurz was awarded an additional 1,000 shares of common stock in compensation for his services as Chairman of our Audit Committee.
(3)           Mr. McCoy was appointed to the Board of Directors in April of 2011.
(4)           Mr. Bahorich was appointed to the Board of Directors in April of 2011.

Equity Compensation Plan Information

The table below sets forth the following information as of the end of December 31, 2011 for (1) all compensation plans previously approved by our stockholders and (2) all compensation plans not previously approved by our stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,386,700	$22.86	5,305,082
Equity compensation plans not approved by security holders	-	-	-
Total	2,386,700	$22.86	5,305,082

Equity compensation plans approved by our stockholders refer to the 2006 Incentive Compensation Plan.

AUDIT COMMITTEE MATTERS AND AUDIT COMMITTEE REPORT

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee’s Charter provides that, subject to stockholder ratification, the Audit Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of our independent registered certified public accounting firm, and for the approval of all audit and engagement fees. No services to be performed by our independent registered certified public accounting firm (including audit services or non-audit services) shall be provided to the Company unless first pre-approved by the Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. The Audit Committee may delegate to one or more members of the Audit Committee, the authority to grant pre-approvals of non-audit services, remain that the decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.

In addition, the independent registered certified public accounting firm shall report directly to the Audit Committee and shall be ultimately accountable to the Committee. The Committee shall obtain an annual written statement from the independent registered certified public accounting firm confirming its accountability to the Committee.

Fees Paid to Auditors

As previously mentioned, UHY has been serving as the Company’s independent registered public accounting firm since its inception. The following table presents the aggregate fees billed by UHY to us for services rendered for the fiscal years ended December 31, 2011 and 2010:

	Year Ended December 31, 2011 2010
Audit Fees (1)	$382,517	$235,200
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	$74,338	$201,500
Total	$456,855	$436,700
__________________
(1)
The Audit fees for the years ended December 31, 2011 and 2010, respectively, were for professional services rendered for the audits of Company’s consolidated financial statements, the reviews of Company’s quarterly consolidated financial statements, the review of documents filed with the SEC, and consents.

(2)
All other fees include fees for all services except those described above. For 2010, such fees were related to the Company’s initial public offering and senior notes offering, which included review of SEC forms S-1 and S-4, consents and the issuance of comfort letters. For 2011, such fees included fees for the 401(k) audit, the acquisition of Paisano Lease Co., Inc., the offering memorandum, and the review of SEC form S-3.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2011.

Audit Committee Charter and Responsibilities

The Audit Committee assists the Board in its oversight of the quality and integrity of the Company’s financial statements and its accounting and financial reporting practices. The Audit Committee’s responsibilities are more fully set forth in its Charter, which you can view by visiting the Company’s website at www.globalgeophysical.com and selecting Investor Relations - Corporate Governance - Overview - Audit Committee Charter.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s annual audited and quarterly consolidated financial statements for the 2011 fiscal year with management and UHY, LLP (“UHY”), the Company’s independent auditor. The Audit Committee has discussed with UHY the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from UHY required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with UHY its independence from the Company and its management.

Audit Committee Financial Expert

The Board has determined that Mr. Joseph P. McCoy is an Audit Committee Financial Expert, as the SEC defines the term. All members of the Audit Committee are independent, as such independence for Audit Committee members is defined by the NYSE, SEC, and the company’s own independence standards.

Recommendation of Financial Statements

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Respectfully submitted,

Karl F. Kurz (Chairman)
Damir S. Skerl
Joseph P. McCoy

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of Global common stock as of December 31, 2011 by:

(i)	each person known by the Company to be the beneficial owners of 5% or more of Global common stock;
(ii)	named executive officers;
(iii)	directors and nominees; and
(iv)	all of our directors and executive officers as a group.

“Beneficial ownership” is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes and subject to community property laws where applicable, to Company’s knowledge, the persons named in the tables below have sole voting and investment power with respect to all shares of Global common stock beneficially owned. The number of shares beneficially owned by each person or group, as of December 31, 2011, includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 31, 2011, including, but not limited to, upon the exercise of options to purchase common stock, or warrants held by that person that are currently exercisable or exercisable within the 60 days term mentioned above.

Unless otherwise indicated, the address for each person set forth in the table is c/o Global Geophysical Services, Inc., 13927 South Gessner Road, Missouri City, Texas 77489.

Security Ownership by Certain Beneficial Owners

This information is reported by such beneficial owners of 5% or more of Global common stock in their Schedule 13G filings with the SEC for the 2011 fiscal year.

With respect to Kelso Investment Associates VII, L.P. and KEP VI, LLC, the Company has relied on information supplied by such entities on the amended Schedule 13G filed with the SEC on January 31, 2012. According to such amended Schedule 13G, they reported shared voting and shared dispositive power as to all of the shares. The figures reported were based upon the number of 37,014,627 outstanding shares reported in the quarterly report on Form 10-Q filed with the SEC by the Company on November 9, 2011.

Regarding Richard A. Degner, the information below was supplied by Mr. Degner in the amended Schedule 13G filed with the SEC on February 14, 2012. According to such amended Schedule 13G, he reported sole voting and sole dispositive power as to all of the shares. The figures reported were based upon the total number of 37,042,019 outstanding shares reported for the fourth quarter ended December 31, 2011, filed by the Company with the NYSE at https://egovdirect.nyse.com, on January 10, 2012.

Name	Beneficial Ownership of Common Stock
	Number of Shares	Percentage
Kelso Investment Associates VII, L.P. (1) KEP VI, LLC (1)	12,396,634	33.5%
Richard A. Degner (2)	2,395,540	6.5%
______________________
(1)
The aggregate number of shares beneficially owned includes (i) 9,936,243 shares of common stock held of record by Kelso Investment Associates VII, L.P. (“KIA VII”) and (ii) 2,460,391 shares of common stock held of record by KEP VI, LLC (“KEP VI”). Kelso GP VII, LLC (“GP VII LLC”) is the general partner of Kelso GP VII, L.P. (“GP VII LP”). GP VII LP is the general partner of KIA VII. KIA VII and KEP VI, due to their common control, could be deemed to beneficially own each of the other’s securities. Each of KIA VII and KEP VI disclaims such beneficial ownership. Each of GP VII LLC, GP VII LP and KIA VII, due to their common control, could be deemed to beneficially own each other’s securities. GP VII LLC disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VII LP and KIA VII, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purposes. GP VII LP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VII LLC and KIA VII, except, in the case of KIA VII, to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purposes. KIA VII disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VII LLC and GP VII LP, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purposes. KEP VI and GP VII LLC due to their common control could be deemed to beneficially own each other’s securities. KEP VI disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VII LLC, GP VII LP and KIA VII, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purposes. Each of GP VII LLC, GP VII LP and KIA VII disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP VI, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purposes. Frank T. Nickell, Thomas R. Wall, IV, George E. Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore and Stanley de Jongh Osborne (the “Kelso Individuals”) may be deemed to share beneficial ownership of securities owned of record or beneficially owned by GP VII LLC, GP VII LP, KIA VII, and KEP VI, by virtue of their status as managing members of GP VII LLC and KEP VI, but disclaim beneficial ownership of such securities, and this report shall not be deemed an admission that any of the Kelso Individuals is the beneficial owner of these securities for any purposes. Christopher L. Collins may be deemed to share beneficial ownership of securities owned by KEP VI by virtue of his status as a managing member of KEP VI. Mr. Collins shares investment and voting power with the Kelso Individuals with respect to ownership interests owned by KEP VI but disclaims beneficial ownership of such interests. The business address for these persons is c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, NY 10022.

(2)	The number of shares beneficially owned includes options to acquire 65,000 shares of GGS common stock within 60 days after December 31, 2011.

Security Ownership by Executive Officers and Directors

For each individual and group included in the table below, the percentage ownership is calculated based upon the total number of 37,042,019 outstanding shares reported for the fourth quarter ended December 31, 2011, filed by the Company with the NYSE at https://egovdirect.nyse.com, on January 10, 2012.

All executive officers and directors, with the exception of Messrs. Degner, Fleure, Lindberg, Weinman, Matelich, and Osborne, owned less than 1% of the outstanding shares of common stock of the Company at December 31, 2011.

Name	Common Stock	Options Exercisable in 60 days	Total Shares Beneficially Owned, Directly or Indirectly	Percentage
Named Executive Officers:
Richard A. Degner (1)	2,330,540	65,000	2,395,540	6.5%
P. Mathew Verghese	28,450	40,000	68,450	*
Jesse Perez, III	20,694	-	20,694	*
Christopher P. Graham	58,432	17,500	75,932	*
Christopher T. Usher	58,022	16,250	74,272	*
Directors:
Karl F. Kurz	4,500	-	4,500	*
Damir S. Skerl (2)	278,645	10,000	288,645	*
George E. Matelich (3)	12,396,634	-	12,396,634	33.5%
Joseph P. McCoy	1,750	-	1,750	*
Stanley de J. Osborne (3)	12,396,634	-	12,396,634	33.5%
Michael C. Forrest (4)	193,500	10,000	203,500	*
Michael S. Bahorich	6,750	-	6,750	*
All Executive Officers and Directors as a group (20 persons)
All Executive Officers and Directors as a group (5)	17,680,256	518,750	18,199,006	49.1%
________________________________
*      less than 1%
(1)	As of December 31, 2011, Mr. Degner has pledged 1,807,540 shares of GGS common stock.
(2)
Includes 60,145 held indirectly through the four trusts for whom Mr. Skerl is a Trustee, more specifically (i) 15,845 shares in the Christopher Robert Skerl Grandchild Trust; (ii) 15,100 shares in the Matthew Phillip Skerl Grandchild Trust; (iii) 14,200 shares in the Stephen Allen Skerl Grandchild Trust; and (iv) 15,000 shares in the Nikola and Erik Skerl Trust.

(3)
The footnote (1) inserted under the previous table, in the “Security Ownership by Certain Beneficial Owners” section, is incorporated herein by reference. Each of Messrs. Matelich and Osborne could be deemed to share beneficial ownership of shares of common stock owned by KIA VII and KEP VI.

(4)	Includes 190,000 shares owned by Bobbye C. Forrest Exempt Bypass Trust, Michael C. Forrest, Trustee.
(5)
The following persons were included in the group: (1) Richard A. Degner; (2) P. Mathew Verghese; (3) Jesse Perez, III; (4) Christopher P. Graham; (5) Christopher T. Usher; (6) Thomas J. Fleure; (7) Craig A. Lindberg; (8) Barry L. Weinman; (9) Kirk L. Girouard; (10) Jeff M. Howell, (11) Lawrence M. Scott; (12) Duncan W. Riley, Jr.; (13) Norman H. Pedersen, II; (14) Karl F. Kurz; (15) Damir S. Skerl; (16) George E. Matelich; (17) Joseph P. McCoy; (18) Stanley de J. Osborne; (19) Michael C. Forrest; and (20) Michael S. Bahorich.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s executive officers and directors, and greater than 10% beneficial owners to file an initial report of ownership of Global common stock on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC. Persons subject to Section 16 are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. The Company believes, based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, that with respect to the fiscal year ended December 31, 2011, all of its executive officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Exchange Act, except the following: (1) Form 3 filed on May 5, 2011 instead of May 2, 2011 on behalf of Joseph P. McCoy who was nominated as a Director on April 21, 2011; (2) Forms 4 filed as follows: (i) on February 16, 2011 instead of February 11, 2011 on behalf of P. Mathew Verghese for the sale of shares that took place on February 9, 2011; (ii) on February 15, 2012 instead of October 4, 2011 and January 4, 2012 on behalf of P. Mathew Verghese for the tax withholding on the portion of a restricted stock grant that vested on September 30, 2011 and December 31, 2011, respectively, (iii) on February 15, 2012 instead of July 5, 2011, October 4, 2011, and January 4, 2012 on behalf of Christopher T. Usher for the tax withholding on the portion of a restricted stock grant that vested on June 30, 2011, September 30, 2011, and December 31, 2011, respectively; (3) Forms 5 filed on February 15, 2012 instead of February 14 on behalf of P. Mathew Verghese and Christopher T. Usher for the tax withholding on the portion of a restricted stock grant that vested in fiscal year 2011, as indicated above.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report, including audited financial statements and a description of operations for the fiscal year ended December 31, 2011, accompanies this Proxy Statement. The financial statements contained in the Annual Report are not incorporated by reference in this Proxy Statement.

The Company makes available free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These materials can be found on the Investor Relations page and then selecting Financial Information - SEC Filings.

OTHER MATTERS

Stockholder Proposals for the 2013 Annual Meeting

Per our Company’s Bylaws, nominations for election to the Board and proposals of business to be considered by the stockholders at an annual meeting of stockholders may be made only by those stockholders of the Corporation who (1) are entitled to vote at the meeting, (2) comply in a timely manner with all notice procedures set forth in Section 1.12, and (3) are stockholders of record when the required notice is delivered and at the date of the meeting. If a stockholder desires to nominate someone for election to the Board of Directors at, or to bring any other business before, the 2013 Annual Meeting of stockholders, then such stockholder must comply with the procedures set forth in Section 1.12 “Stockholder Meetings – Nominations and Other Proposals” of the Company’s Bylaws in addition to any other applicable requirements and must give timely written notice of the matter to the Corporate Secretary of the Company. To be timely, written notice must be delivered not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual  meeting (which  anniversary date,  in the  case  of  the 2013 Annual Meeting is deemed to be May 30, 2013); provided that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  If the number of directors to be elected to the Board at an annual meeting is increased, and if the Corporation does not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the anniversary of the preceding year’s annual meeting (which  anniversary date,  in the  case  of  the 2013 Annual Meeting is deemed to be May 30, 2013), then any stockholder nomination in respect of the increased number of positions shall be considered timely if delivered not later than the close of business on the 10th day following the day on which a public announcement naming all nominees or specifying the size of the increased Board is first made by the Company.

Any such notice to the Corporate Secretary must include all of the information specified in the Company’s Bylaws. Such notice must be received by the Corporate Secretary of the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2013 Annual Meeting.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement are not incorporated by reference into any other filings with the SEC, except to the extent they are specifically incorporated by reference into a filing. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Directions to the Annual Meeting and Additional Information Regarding the Admission

The Annual Meeting will be held at the Company’s headquarters located at 13927 S. Gessner Rd., Missouri City, Texas 77489:

From George Bush Intercontinental Airport (IAH) /
Downtown Houston:
- take US-59 South towards Sugar Land / Victoria
- take the exit onto Beltway 8/Sam Houston Tollway
South
- exit US-90 Alt / S Main St / Fondren Rd
- turn Right onto US-90 Alt West/S Main St
- turn Right onto S Gessner Rd
The Company’s headquarters is on the right.

From Sugar Land and South West Houston:
- take US-59 North towards Downtown
- take the exit onto Beltway 8/Sam Houston Tollway South
- exit US-90 Alt / S Main St / Fondren Rd
- turn Right onto US-90 Alt West/S Main St
- turn Right onto S Gessner Rd
The Company’s headquarters is on the right.

From South and South East Houston:
- take Beltway 8/Sam Houston Pkwy West
- exit US-90 Alt / S Main St
- turn Left onto US-90 Alt West/S Main St
- turn Right onto S Gessner Rd
The Company’s headquarters is on the right.

From North and North West Houston:
- take Beltway 8/Sam Houston Pkwy West
then continue South
- exit US-90 Alt / S Main St / Fondren Rd
- turn Right onto US-90 Alt West/S Main St
- turn Right onto S Gessner Rd
The Company’s headquarters is on the right.

Check-in begins at 12:00 pm CST
Meeting begins at 1:00 pm CST

If you plan to attend the Annual Meeting:

•	It is important that you let us know in advance by marking the appropriate box on your proxy card or, if you vote by telephone or Internet, indicating your plans when prompted.
•	Parking is limited. Please allow ample time for check-in.
•	Each stockholder should be prepared to present:
•	Valid photo identification, such as a driver's license or passport; and
•
Stockholders holding their shares through a broker, bank, trustee or nominee will need to bring proof of beneficial ownership as of April 16, 2012, the Record Date, such as their most recent account statement reflecting their stock ownership as of the Record Date, or a copy of the voting instruction card provided by their broker, bank, trustee or nominee or similar evidence of ownership.

If You Are Not Able to Attend the Annual Meeting

If you are not able to attend the Annual Meeting in person, you can access the following link http://ir.globalgeophysical.com/eventdetail.cfm?eventid=112882 to listen to the meeting via live webcast, as well as to access the archived replay after the meeting. However, please note that you cannot vote with that occasion. The Board encourages you to vote as soon as possible, before the Annual Meeting.

Any questions or comments in relation to this Proxy Statement should be addressed to the Corporate Secretary at Company’s headquarters located at 13927 S. Gessner Rd., Missouri City, Texas 77489, by phone at 713-808-7310, or by email at chris.graham@globalgeophysical.com.

By order of the Board of Directors,

Christopher P. Graham
Senior Vice President, Secretary and General Counsel

Missouri City, Texas

April 25, 2012

EXHIBIT A

GLOBAL GEOPHYSICAL SERVICES, INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
Purpose

The purpose of the Global Geophysical Services, Inc. Employee Stock Purchase Plan (the "Plan") is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company.  The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the  provisions of  the  Plan  shall  be  construed in  a  manner consistent with  the  requirements of Section 423 of the Code and the regulations promulgated thereunder.

ARTICLE II
Definitions

Section 2.1     Definitions. Whenever  used  herein,  the  following  terms  shall  have  the  respective meanings set forth below:

(a)            "Acquisition Date" means the last day of each Offering Period at which time the Shares subject to a Share Purchase Right granted under the Plan may be purchased by and on behalf of the Participant.

(b)            "Administrator" means the Board or such other person or committee as the Board shall appoint.

(c)            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

(d)            "Board" means the Company's Board of Directors.

(e)            "Change in Control Date" means the date as of which the first of the following events occurs:

(i)       the acquisition, directly or indirectly, by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) (other than the Company, any Subsidiary, any Principal Stockholder or any Affiliate thereof, an employee benefit plan maintained by the Company, or a Person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) of 50% or more of the total combined voting power of the Company's then outstanding voting securities;

(ii)      the merger or consolidation of the Company, as a result of which persons who were shareholders of the  Company immediately prior  to  such  merger  or  consolidation, together  with  the Principal Stockholders, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

(iii)     the liquidation or dissolution of the Company other than a liquidation or dissolution of the Company into a Subsidiary or for the purposes of effecting a corporate restructuring or reorganization as a result of which persons who were shareholders of the Company immediately prior to such liquidation or dissolution, together with the Principal Stockholders, continue to own immediately thereafter, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that owns, directly or indirectly, substantially all of the assets of the Company following such transaction; or

(iv)      the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such transaction, Affiliates of the Company, or any employee benefit plan of the Company (other than by way of a transaction that would not be deemed a Change in Control pursuant to clauses (a) or (b) above);

in each case, provided that such event constitutes a "change in control" within the meaning of Section 409A of the
Code.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

(f)        "Code" means the Internal Revenue Code of 1986, as amended.

(g)       "Common Stock" means the common stock of the Company, par value $0.01 per share, and such other class of stock into which such common stock is hereafter converted or exchanged.

(h)       "Company" means Global Geophysical Services, Inc., a Delaware corporation.

(i)        "Compensation" means the  total  compensation  of  an  Employee.  Compensation  shall  be determined prior  to  the  Employee's pre-tax  contributions pursuant  to  Section 125  or  401(k)  of  the  Code.  If determined by the Administrator, other forms of compensation may be included in or excluded from the definition of Compensation.

(j)        "Contribution" means all amounts credited to the account of a participant pursuant to the Plan.

(k)       "Designated Subsidiary" means the Subsidiary or Subsidiaries of the Company that have been designated from time to time by the Administrator in its sole discretion as eligible to participate in the Plan.

(l)         "Effective Date" means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board.

(m)       "Employee" means any person who performs services for, and who is classified as an employee on the payroll records of, the Company or a Designated Subsidiary and who is customarily employed for at least 20 hours per week and more than five months in a calendar year.  For purposes of  the Plan, the  employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved  by  the  Company  or  Designated  Subsidiary  and  meeting  the  requirements  of  Treasury  Regulation Section 1.421-1(h)(2). For purposes of this Plan, where the period of leave exceeds three months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three month period.

(n)        "Fair Market Value" of a Share as of a given date shall be:

(i)        If the Common Stock is listed on any established stock exchange or a national market system, the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or, if not so reported, such other source as the Administrator deems reliable;

(ii)       If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Administrator shall determine the Fair Market Value in good faith with reference to the mean between the high bid and low asked prices for a Share on the date of determination and sales prices of securities issued to investors in any recent arm's length transactions; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator with reference to the most recent valuation of the Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing (which valuation shall be prepared not less frequently than annually) and sales prices of securities issued to investors in any recent arm's length transactions.

(o)      "Offer Date" means the first day of each Offering Period.

(p)      "Offering Period" means a period of time specified by the Administrator (which period shall be no longer than 12 months), beginning on the Offer Date and ending on the Acquisition Date. Initially, each Offering Period shall be a period of three months, beginning on July 1, October 1, January 1 and April 1 of each year.

(q)      "Participant" means an individual who becomes a participant in the Plan pursuant to Article V.

(r)       "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

(s)       "Plan" shall have the meaning set forth in Article I.

(t)       "Purchase  Price"  means  the  purchase  price  per  Share  subject  to  the  Share  Purchase  Right determined pursuant to Section 6.3.

(u)      "Securities Act" means the Securities Act of 1933, as amended.

(v)      "Share" means a share of Common Stock.

(w)      "Share Purchase Right" means a right that entitles the holder to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan.

(x)       "Subsidiary" of an entity means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

ARTICLE III
Available Shares and Adjustments

Section 3.1     Available Shares.  Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase on or after the Effective Date is 1,000,000 Shares. Shares issued under the Plan may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.

Section 3.2                    Adjustments.

(a)      Changes in Capitalization. In the event of any recapitalization, reclassification, stock split, extraordinary dividend, reverse stock split, stock dividend, reorganization, merger, consolidation, split-up, spin-off, combination, liquidation, dissolution, or sale, transfer, exchange or any disposition of all or substantially all of the capital stock or assets of the Company, exchange of Common Stock or other securities of the Company or other similar corporate transaction or event that affects the Common Stock such that an adjustment to Share Purchase Rights or the Plan is determined by the Administrator to be necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to a Share Purchase Right, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares (or other securities or property) with respect to which a Share Purchase Right may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan). All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company. Any adjustment of an Award pursuant to this Section 3.2 shall be made in compliance with Section 423 of the Code.

(b)      Change in Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control, the Board may prescribe that (i) any Offering Period then in progress may be shortened by changing the Acquisition Date to the Change in Control Date or the date immediately prior to the Change in Control Date, (ii) all outstanding Share Purchase Rights shall be canceled as of the Change in Control Date and each Participant shall be entitled to a payment per Share Purchase Right (in cash or other property as determined by the Administrator), equal to the difference between the per Share Fair Market Value as of the Change in Control Date and the Purchase Price determined in accordance with Section 6.3 as if the Share Purchase Right had been executed under the preceding clause (i) or (iii) a substitute right to purchase shares shall be granted for each outstanding Share Purchase Right in accordance with Section 424 of the Code. Nothing in this Section 3.2(b) shall affect in any way the Company's right to terminate the Plan at any time pursuant to Section 10.8.

(c)       Insufficient Shares. If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Administrator pursuant to Section 6.2(a) or Section 6.2(b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants purchasing Shares on such Acquisition Date, and unless additional Shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 10.8 hereof. The Company may make pro rata allocation of the Shares available on the Offer Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's shareholders subsequent to such Offer Date. If the Plan is so terminated, then the balance of the amount credited to the Participant's account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable without any interest thereon.

ARTICLE IV
Eligibility

Section 4.1     Eligible Employees.  Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV and the limitations imposed by Section 423(b) of the Code. Notwithstanding the foregoing, the Administrator may, impose an eligibility service requirement of up to two years of employment. The Administrator may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the Plan.

Section 4.2     Five Percent Shareholders.   Notwithstanding any other provision of the Plan to  the contrary, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the next Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Common Stock and outstanding rights to purchase Common Stock possessing, in the aggregate, five percent or more of the total combined voting power or value of all issued and outstanding stock of the Company.

ARTICLE V
Participation

Section 5.1     Participation. An eligible Employee may become a Participant in the Plan by completing a subscription agreement and any other required documents ("Enrollment Documents") provided by the Administrator or its designee and submitting them to the Administrator or its designee in accordance with the rules established by the Administrator. The enrollment documents shall set forth the portion of the Participant's Compensation,  up  to  15%,  including  any  minimum  Contribution  percentage  and  any  minimum  percentage increments, to be paid as Contributions pursuant to the Plan. An Employee’s payroll deduction authorization shall become effective on the Offer Date. Amounts deducted from a Participant's Compensation pursuant to this Article V shall be credited to the Participant's Plan account. No interest shall be payable on the amounts credited to the Participant's Plan account.

Section 5.2     Continued Participation.  A Participant's election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan or (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period.

Section 5.3     Equal Rights and Privileges.   Each Employee who is granted a Share Purchase Right under the Plan for any Offering Period shall have the same rights and privileges as all other Employees granted Share Purchase Rights under the Plan for such Offering Period.

ARTICLE VI
Share Purchase Rights

Section 6.1     Number of Shares.   Each Eligible Employee who on the Offer Date is a Participant participating in such Offering Period shall be granted a Share Purchase Right to purchase Shares on the Acquisition Date for such Offering Period. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant's account as of the Acquisition Date; provided, however, that the maximum number of Shares a Participant may purchase during each Offering Period shall be a number of Shares equal to the result of $25,000 divided by the Fair Market Value of Shares on the first day of the Offering Period not to exceed a total of 15% of such Employee's compensation as determined by the Administrator pursuant to Section 2.1(i).

Section 6.2      Limitation on Purchases.  Participant purchases are subject to adjustment as provided in
Section 3.2(c) and to the following limitations:

(a)      Offering Period Limitation.  The Administrator may set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares that may be purchased pursuant to Share Purchase Rights with respect to any Offering Period or on any Acquisition Date (subject to the $25,000 limitation in Section 6.2 (b)).

(b)      Calendar Year Limitation. Notwithstanding Section 6.2(a), in  the  event  that a  Participant is granted a Share Purchase Right that permits such Participant to purchase Shares that, together with all other Share Purchase Rights granted to the Participant during the same calendar year under this Plan and any other plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code, has an aggregate value in excess of $25,000 (determined on the date of grant), such Share Purchase Right shall be reduced such that the aggregate value of all Share Purchase Rights granted to or exercisable by the Participant during the same calendar year under any plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code is $25,000. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares, which is less than the $25,000 limitation set forth in this Section 6.2(b), that may be purchased pursuant to Share Purchase Rights in a calendar year.

(c)       Refunds. As of the first date on which a Participant's ability to purchase Shares is limited by this Section 6.2, the Participant's payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant as soon as reasonably practicable without any interest thereon.

Section 6.3     Purchase Price.  The purchase price per Share shall be determined by the Administrator from time to time, but in no event shall such price be less than the lesser of 85% of the Fair Market Value, on (i) the Offer Date, or (ii) the Acquisition Date.

ARTICLE VII
Purchase of Shares Under Share Purchase Rights

Section 7.1     Purchase.  Unless a Participant withdraws from the Plan as provided in Article IX, each Participant shall automatically purchase and acquire as of the Acquisition Date the number of whole Shares subject to the Share Purchase Right that may be purchased at the Purchase Price for that Share Purchase Right with the Contributions in such Participant's account. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward into the next Offer Period unless the Participant has elected to withdraw from the Plan pursuant to Article IX or the Administrator determines that surplus amounts for Participants shall not be carried forward, in which case such surplus amount shall be distributed to the Participant as soon as reasonably practicable without any interest thereon.

Section 7.2      Registration compliance.

(a)      No Shares may be purchased under a Share Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

(b)      If, on an Acquisition Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Share Purchase Rights granted under the Plan shall be purchased on the Acquisition Date. The Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. The Acquisition Date shall in no event be more than five years from the Offer Date.

(c)       If, on the Acquisition Date of any Offering Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants as soon as reasonably practicable without any interest thereon.

Section 7.3     Delivery of Shares. As soon as practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant during an Offering Period to the Participant or an account established in  the  Participant's name at  a  stock brokerage or  other financial services firm designated by the Company.

Section 7.4     Vesting.  A Participant's interest in the Common Stock purchased upon the purchase of
Shares under a Share Purchase Right shall be immediately vested and nonforfeitable.

Section 7.5    Nontransferability.    Each Share  Purchase  Right  granted  under  this  Plan  shall  be nontransferable. During the lifetime of the Participant to whom the Share Purchase Right is granted, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

ARTICLE VIII
Restrictions on Sale

Shares of Common Stock purchased under the Plan shall not be transferable by a Participant for a period of 12 months immediately following the Acquisition Date on which such Shares were purchased, or such longer or shorter period as the Administrator shall determine with respect to any Offering Period, but in no event shorter than 6 months after the Acquisition Date.

ARTICLE IX
Withdrawal From Participation and Termination of Employment

A Participant may revoke his or her payroll deduction authorization form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice authorized by the Administrator to that effect to the Administrator at such time before the Acquisition Date as may be established by the Administrator. In the event of a Participant's withdrawal in accordance with the preceding sentence, all of the payroll deductions credited to his or her account shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal, without any interest thereon, and no further payroll deductions shall be made from his or her Compensation for that Offering Period. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Article IX if he or she ceases to be an employee of the Company and its Designated Subsidiaries for any reason. A Participant's withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant's eligibility to participate in the Plan during a subsequent Offering Period.

ARTICLE X
General Provisions

Section 10.1    Administration.   The Plan shall be administered by the Administrator, which shall be appointed by the Board. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations, or other actions made or taken by the Administrator under the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

Section 10.2    Delegation by the Administrator.  All of the powers, duties, and responsibilities of the Administrator specified in this Plan may be exercised and performed by the Administrator or any designee to the extent authorized by the Administrator to exercise and perform such powers, duties and responsibilities, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Administrator.

Section 10.3    Tax Withholding.   The Company shall have the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

Section 10.4    No Guarantee of Employment.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ or retention of the Company.

Section 10.5    Unfunded  Plan;  Plan  Not  Subject  to  ERISA.  The Plan is an unfunded plan  and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

Section 10.6     Freedom of Action.  Nothing in the Plan shall be construed as limiting or preventing the Company or any of its affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan.

Section 10.7    Term of Plan.  The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, (ii) the termination of the Plan pursuant to Section 10.8 or (iii) when no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant's account shall be paid to such Participant as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.

Section 10.8    Amendment or Alteration. Notwithstanding Section 10.1, the Board or the Administrator may at any time amend, suspend, discontinue or terminate the Plan; provided that if the Plan is amended in a manner that is considered the adoption of a new plan pursuant to Section 423 of the Code, including (i) an increase in the aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 (other than an increase merely reflecting a change in the number of outstanding Shares, such as a stock dividend or stock split), (ii) a change in the granting Company or the stock available for purchase under the Plan or (iii) a change in the designation of corporations whose Employees may be offered Share Purchase Rights under the Plan, the shareholders of the Company must reapprove the Plan within twenty-four (24) months.

Section 10.9   Severability.    The  holding  of  any  provision  of  this  Plan  to  be  illegal,  invalid,  or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Plan, which shall remain in full force and effect.

Section 10.10   Assignment.  Except as otherwise provided in this Section 10.10, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by the Participant, his beneficiaries, or legal representatives; provided that nothing in this Section 10.10 shall preclude the Participant from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by the Company to a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company, its general partners, or its Participants, as a separate business unit in connection with the business activities of the Company or Participants; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company's business or assets may be sold, exchanged, or transferred.

Section 10.11   No Attachment.  Except as required by law, no right to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

Section 10.12   Headings.   The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions.

Section 10.13   Rules of Construction.   Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. That this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

Section 10.14   Governing Law.  This Plan and its enforcement shall be governed by, and construed in accordance with, the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

Section 10.15   Transferability.  Rights under the Plan are not transferable by a Participant and, during the Participant's lifetime, may be exercised only by the Participant.

IN WITNESS WHEREOF, the Board of Directors has adopted this Plan on June 8, 2011, and the Company has caused its duly authorized officer to execute this document in the name of the Company.

Global Geophysical Services, Inc.

By: /s/ Christopher P. Graham

Name: Christopher P. Graham
Title: Senior VP, Secretary and General Counsel

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 30, 2012.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com/GGS
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals — The Board recommends a vote “FOR” all Proposals described herein.

1. Elect the following three Directors:		02 – Michael C. Forrest	For Withhold [ ] [ ]
01 – Richard A. Degner	For Withhold [ ] [ ]	03 – Michael S. Bahorich	For Withhold [ ] [ ]
2. Say on Pay - An advisory vote on the approval of executive compensation:	For Against Abstain [ ] [ ] [ ]	3. Approve the Global Geophysical Services, Inc. 2011 Employee Stock Purchase Plan:	For Against Abstain [ ] [ ] [ ]
4. Ratify the appointment of UHY, LLP as our independent registered certified public accounting firm for 2012:	For Against Abstain [ ] [ ] [ ]

B.   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2012 Annual Meeting Admission Ticket

2012 Annual Meeting of Shareholders
Global Geophysical Services, Inc.
May 30, 2012 - 1:00 p.m. CST
13927 S. Gessner Rd.
Missouri City, Texas 77489

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Important notice regarding the Internet availability of
proxy materials for the Annual Meeting of shareholders.

The Notice of Annual Meeting/Proxy Statement and Annual Report on Form 10K are available at:
www.edocumentview.com/GGS

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY - Global Geophysical Services, Inc.

Notice of 2012 Annual Meeting of Shareholders

13927 S. Gessner Rd., Missouri City, TX 77489

Proxy Solicited by Board of Directors for Annual Meeting - 2012

Christopher P. Graham and Adriana E. Mateescu, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Global Geophysical Services, Inc. to be held on May 30, 2012, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” all Proposals described herein.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)